                                                              Exhibit 10.19

                                    SUBLEASE

     This SUBLEASE (the "Sublease") is dated as of the 27th day of December, 2000 by and between AIDS ACTION COMMITTEE OF MASSACHUSETTS, INC., a Massachusetts corporation ("SUBLANDLORD"), and VIACELL, INC., a Delaware corporation ("SUBTENANT").

                                    RECITALS

     WHEREAS, pursuant to that certain Lease dated as of June 30, 1988 by and between John Hancock Mutual Life Insurance Company ("PRIME LANDLORD"), as landlord, and Sublandlord, as tenant, as amended by (i) that certain First Amendment to Lease dated June 29, 1988; (ii) that certain Second Amendment to Lease dated January 6, 1992; (iii) that certain Third Amendment to Lease dated January 11, 1993; (iv) that certain Fourth Amendment to Lease dated June 9, 1994 and (v) that certain Fifth Amendment to Lease dated as of December 2, 1997 (as amended, the "PRIME LEASE"), a copy of which Prime Lease is attached hereto as EXHIBIT A, Sublandlord leased from Prime Landlord certain premises (the "ORIGINAL PREMISES") located in the building commonly known as 131 Clarendon Street, Boston, Massachusetts (the "BUILDING"), which Original Premises contain approximately 28,160 rentable square feet of space, as more fully described in the Prime Lease; and

     WHEREAS, Subtenant desires to sublease from Sublandlord a portion of the Original Premises containing approximately 7,040 rentable square feet and constituting the entire third (3rd) floor of the Building and more particularly shown on the floor plan attached hereto as EXHIBIT B (the "SUBLEASED PREMISES"), and Sublandlord is willing to sublease the Subleased Premises to Subtenant on the provisions, covenants and conditions hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00), the mutual covenants made herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Sublandlord hereby subleases to Subtenant and Subtenant hereby takes and hires from Sublandlord the Subleased Premises, on the terms and conditions set forth below:

     I. DEFINED TERMS. All terms defined in the Prime Lease and used herein shall, unless otherwise defined herein, have the meanings ascribed to such terms in the Prime Lease.

     II. LEASE GRANT. Subject to the terms of this Sublease, Sublandlord leases to Subtenant, and Subtenant leases from Sublandlord the Subleased Premises for the Sublease Term (as defined herein), together with the right, in common with others entitled thereto from time to time, to use the Appurtenant Exterior Areas and common areas and facilities of the Building, including, but not limited to, the loading dock, hallways, alleys, lobbies and passenger and freight elevators necessary for access to the Subleased Premises and lavatories nearest to the Subleased Premises. The term "APPURTENANT EXTERIOR AREAS" means the areas appurtenant to the Building and intended for Subtenant's use, including, without limitation, all driveways and walkways necessary for access to the Subleased Premises.

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     III. TERM. The term of this Sublease (the "SUBLEASE TERM") shall commence on the later of (i) December 15, 2000 and (ii) the date on which Subtenant receives written consent from Prime Landlord to this Sublease (the "SUBLEASE TERM COMMENCEMENT DATE"), and shall continue until August 31, 2003, unless sooner terminated in accordance with the provisions of this Sublease.

     IV. DELIVERY; ALTERATIONS. The Subleased Premises shall be delivered to Subtenant on the Sublease Term Commencement Date, broom-clean and free of all occupants but otherwise "as-is, where-is and with all faults", without representation or warranty, express or implied, and Subtenant hereby waives, disclaims and renounces any representation or warranty. In accordance with
Section 13 of the Prime Lease, Subtenant may make any non-structural alterations ("Alterations") to the Subleased Premises subject to the prior written consent of both Sublandlord and Prime Landlord. Subject to obtaining such consent, Subtenant intends to make, at its sole expense, initial Alterations to the Subleased Premises which shall include, without limitation, the removal or relocation of internal, non-structural walls, painting and carpeting the interior of the Subleased Premises, rewiring the Subleased Premises for computer and telephone use, and installing office cubes. Upon Subtenant's delivery to Sublandlord of plans and specifications for such initial Alterations, Sublandlord shall review and approve or disapprove the same in a timely fashion. Provided that Sublandlord has consented to any such Alterations, Sublandlord shall use reasonable efforts and cooperate with Subtenant to obtain Prime Landlord's consent thereto.

     V. FIXED RENT. From and after the date that is two (2) months after the Sublease Term Commencement Date (the "SUBLEASE RENT COMMENCEMENT DATE"), Subtenant shall pay to Sublandlord, in advance, monthly installments, without withholding, offset or reduction, Fixed Rent at the rate of $38.00 per rentable square foot per annum (i.e., $22,293.33 per month). Fixed Rent for any partial calendar months at the beginning or end of the Sublease Term shall be prorated on a daily basis. Subtenant acknowledges that Sublandlord's payments of Fixed Rent for the Original Premises are paid to Prime Landlord on the first day of each calendar month during the Term and Subtenant therefore covenants, and agrees that its payments of Fixed Rent hereunder shall be paid to Sublandlord at least two (2) business days prior to the first of each calendar month, except for the initial payment of Fixed Rent made on the Sublease Rent Commencement Date.

     VI. ADDITIONAL RENT. Subtenant acknowledges that pursuant to Sections 6.1 and 6.4 of the Prime Lease, Sublandlord is obligated to pay to Prime Landlord additional rent on account of operating costs and real estate taxes for the Building, as more particularly described in such Sections. Subtenant shall pay to Sublandlord with its monthly payment of Fixed Rent Subtenant's proportionate share of the amount by which (x) Sublandlord's additional rent obligations under the Prime Lease pursuant to Sections 6.1 and 6.4 thereof exceed (y) Sublandlord's additional rent obligations under said Sections 6.1 and 6.4 for calendar year 2001 with respect to operating expenses and fiscal year 2001 with respect to real estate taxes, such proportionate share being 25.0% (the number of rentable square feet in the Subleased Premises expressed as a percentage of the number of rentable square feet in the Original Premises, referred to hereinafter as "SUBTENANT'S PROPORTIONATE SHARE"). Sublandlord shall deliver to Subtenant promptly after receipt thereof any statements of operating costs or real estate taxes delivered to Sublandlord by Prime Landlord. Promptly after Sublandlord and Prime Landlord have made the

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appropriate adjustments between themselves on account of such actual operating expenses and real estate taxes in accordance with Sections 6.2 and 6.9 of the Prime Lease, Sublandlord and Subtenant similarly shall make adjustments to Subtenant's payments of Subtenant's Proportionate Share of such additional rent. The parties' obligations hereunder to make such adjustments shall survive the expiration or early termination of this Sublease. Additional rent payable hereunder for any partial calendar month at the beginning or end of the Sublease Term shall be pro-rated on a daily basis.

     VII. USE. The Subleased Premises shall be used for general office uses for administrative purposes and for uses ancillary thereto but for no other uses. Subtenant acknowledges that, pursuant to Section 8 of the Prime Lease, the Subleased Premises shall not be used as medical offices and/or medical clinics, a school, or other classroom facility.

     VIII. PRIME LEASE. Subtenant agrees that it will do nothing in, on or about the Subleased Premises which would result in the breach by Sublandlord of its undertakings and obligations under the Prime Lease. Except for the following provisions, this Sublease shall be subject to and on all of the terms and conditions as are contained in the Prime Lease and the provisions of the Prime Lease are hereby incorporated into this Sublease as if Sublandlord were the landlord thereunder and Subtenant the tenant thereunder:

          A. The defined economic terms for "Fixed Rent," "Term," "Premises" and the like are inapplicable;

          B. Section 5 of the Prime Lease (relating to Sublandlord's Security Deposit) is inapplicable;

          C. Sections 6.1 and 6.4 of the Prime Lease (relating to additional rent) are applicable, as modified by the provisions of Paragraph VI of this Sublease;

          D. Section 14 of the Prime Lease (relating to assignment and subletting) is inapplicable;

          E. Section 25 of the Prime Lease (relating to brokers) is inapplicable; and

          F. Where appropriate, references to "Landlord" in the Prime Lease shall be deemed to mean "Sublandlord" hereunder and references to "Tenant" in the Prime Lease shall be deemed to mean "Subtenant" hereunder, it being understood and agreed that Sublandlord will not be acting as, or assuming any of the responsibilities of, Prime Landlord, and all references in the Prime Lease to Landlord-provided services or Landlord insurance requirements, and any other references which by theft nature relate to the owner or operator of the Building, rather than to a tenant of the Building subleasing space to a subtenant, shall continue to be references to Prime Landlord and not to Sublandlord.

     IX. SUBTENANT'S COVENANTS. Subject to the provisions of Paragraph VIII hereof, Subtenant covenants to Sublandlord to perform all of the covenants and obligations to be performed by Sublandlord as Tenant under the Prime Lease as the same relate to the Subleased Premises and to comply with this Sublease and the applicable provisions of the Prime Lease, as

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modified by this Sublease, in all respects. If Subtenant shall fail to make any payment or perform any act required to be made or performed by Subtenant under the Prime Lease pursuant to Subtenant's assumption of Sublandlord's obligations thereunder as they relate to the Subleased Premises, and such default is not cured by Subtenant by the first to occur of (i) one-half of the period specified in the Prime Lease for curing such default, or (ii) five (5) days prior to the expiration of such Prime Lease cure period, Sublandlord, without waiving or releasing any obligation or default hereunder, may (but shall be under no obligation to) make such payment or perform such act for the account and at the expense of Subtenant, and may take any and all such actions as Sublandlord in its sole discretion deems necessary or appropriate to accomplish such cure. If Sublandlord shall reasonably incur any expense in remedying such default, Sublandlord shall be entitled to recover such sums upon demand from Subtenant as additional rent under this Sublease.

     X. SUBLANDLORD'S COVENANTS. Sublandlord covenants to Subtenant to perform all of the terms and provisions required of it under the Prime Lease and to promptly pay when due all rents due and accruing to Prime Landlord. Sublandlord will use reasonable efforts to enforce on behalf of Subtenant Sublandlord's rights under the Prime Lease. Nothing contained in this Sublease shall be construed as a guarantee by Sublandlord of any of the obligations, covenants, warranties, agreements or undertakings of Prime Landlord in the Prime Lease, nor as an undertaking by Sublandlord to Subtenant on the same or similar terms as are contained in the Prime Lease. Sublandlord shall not amend or modify (nor agree to amend or modify) the Prime Lease in any way that would materially increase Subtenant's obligations or materially diminish Subtenant's rights under this Sublease, nor shall Sublandlord do, nor permit to be done, anything that would cause the Prime Lease to be cancelled, terminated or forfeited.

     XI. INDEMNIFICATION. Subtenant shall indemnify Sublandlord and hold Sublandlord harmless from and against any and all claims, demands suits, judgments, liabilities, costs and expenses, including reasonable attorneys fees, arising out of or in connection with Subtenant's use and possession of the Subleased Premises, or arising out of the failure of Subtenant, its agents, contractors or employees to perform any covenant, term or condition of this Sublease or of the Prime Lease to be performed by Subtenant hereunder. Sublandlord shall indemnify Subtenant and hold Subtenant harmless from and against any and all claims, demands, suits, judgments, liabilities, costs and expenses, including reasonable attorneys fees, arising out of the failure of Sublandlord, its agents, contractors or employees to perform any covenant, term or condition of this Sublease or of the Prime Lease to be performed by Sublandlord hereunder.

     XII. ASSIGNMENT AND SUBLETTING. Subtenant shall not assign this Sublease in whole or in part or sublet the Subleased Premises in whole or in part without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld. No such sublease or assignment shall be effective without the consent of Prime Landlord under the Prime Lease. If, as to any sublease or assignment for which Sublandlord's consent is necessary, Subtenant receives rent or other consideration in excess of the Fixed Rent and Additional Rent payable under this Sublease, Subtenant shall pay to Sublandlord all of such excess, after deducting Subtenant's reasonable legal and brokerage expenses and fit-up expenses paid for by Subtenant at the time of such subleasing or assignment. If Sublandlord and Prime Landlord consent to any such assignment or subletting, Subtenant shall remain fully and primarily liable to Sublandlord, in all respects, under the Sublease.

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

     Notwithstanding anything contained in this Sublease to the contrary, none of the following, nor any assignments or transfers of this Sublease resulting from the following, shall require Sublandlord's prior written consent or the payment by Subtenant of any fees or charges of any kind:

        (a). a transfer of stock or other ownership interests in Subtenant;

        (b). the merger, consolidation or amalgamation of Subtenant with a third party or the sale of all or substantially all of the stock or assets of Subtenant so long as the surviving entity has a net worth greater than or equal to that of Subtenant (i) as of the date of this Sublease or (ii) as of the day immediately preceding such transaction, whichever is greater; or

        (c). a transfer to a parent, subsidiary or "affiliate" of Subtenant, including, without limitation, ViaCord, Inc. An "affiliate" shall mean any trust, corporation, partnership or limited liability company: (i) which owns or "controls" the majority of the ownership interest of Subtenant, either directly or indirectly through other entities; (ii) the majority of whose ownership interests is owned or "controlled" by Subtenant; or (iii) which is under common ownership with Subtenant, either directly or indirectly. As used herein, the word "control" shall mean the right or power to direct or cause the direction of the management and policies of the entity in question.

     XIII. SECURITY DEPOSIT. Upon execution hereof, Subtenant has delivered to Sublandlord a letter of credit (the "LETTER OF CREDIT") in the amount of $200,640.00 from Silicon Valley Bank, in the form attached hereto as EXHIBIT C, as security for the performance of Subtenant's obligations under this Sublease. Upon the occurrence of any default by Subtenant hereunder after expiration of all grace or cure periods, or in the event Sublandlord receives notice that the Letter of Credit will not be renewed in the amount and form required hereunder, Subtenant agrees that Sublandlord may present the Letter of Credit for payment and apply all or any part of such proceeds to any obligation of Subtenant hereunder. If all or any portion of such proceeds of the Letter of Credit is applied by Sublandlord against any of Subtenant's obligations hereunder, Subtenant shall promptly restore the Letter of Credit to its original amount. In the event that Sublandlord transfers the Letter of Credit to a third party, Subtenant shall be responsible for all transfer fees incurred by Sublandlord in connection with such transfer, and shall promptly pay such fees after receipt of an invoice therefor from Sublandlord.

     At least thirty (30) days prior to the expiry of any Letter of Credit provided to Sublandlord as Subtenant's Security Deposit hereunder, Subtenant shall provide Sublandlord with a substitute Subtenant's Security Deposit in the same amount (or, if permitted pursuant to this Paragraph XIII, any lesser permitted amount) conforming to the provisions of this Paragraph XIII and in substantially the same form as the Letter of Credit for this Sublease previously approved by Sublandlord, but if effective during the final year of the Sublease Term with an expiration date no earlier than thirty (30) days after the expiration of the then extant Sublease Term.

     Notwithstanding anything in this Sublease to the contrary, provided that Subtenant (i) at such time is not in default of its obligations under this Sublease beyond any applicable grace or

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cure period and (ii) has not been in such default beyond any applicable grace or cure period, more than two times in the immediately preceding twelve (12) months, the Letter of Credit shall be reduced by $66,880.00 (three months of Fixed Rent) on February 20, 2002 and on February 20, 2003.

     XIV. BROKERS. Each of Sublandlord and Subtenant represents and warrants to the other that it has not dealt with any broker in connection with this Sublease other than Trammell Crow Company and Meredith & Grew (together, "Brokers"), and each agrees to indemnify, defend and hold the other harmless from and against any breach of said representation and warranty. Sublandlord shall be responsible for the commission to be paid to Brokers pursuant to separate agreements. Trammell Crow Company's commission shall be an amount equal to $3.00 per rentable square foot in the Subleased Premises ($21,120.00).

     XV. UTILITIES. To the extent any such utilities are not separately metered and billed directly to Subtenant, Subtenant shall be responsible for all utilities (including light, plug and HVAC electricity) in the Subleased Premises, to be paid by Subtenant to Sublandlord within ten (10) days after billing therefor.

     XVI. SIGNAGE. Subject to Building standards, the provisions of the Prime Lease and Sublandlord's approval, which approval shall not be unreasonably withheld, Subtenant shall have the right to install, at Subtenant's sole expense, signage in the lobby of the Building and at the entrance to the Subleased Premises.

     XVII. SUBLANDLORD'S REPRESENTATIONS AND WARRANTIES. Sublandlord hereby represents and warrants that: (1) Sublandlord is the tenant under the Prime Lease and has the full right to enter into this Sublease (subject, however, to obtaining Prime Landlord's consent); (ii) the Prime Lease is in full force and effect; (iii) Sublandlord has not received from Prime Landlord any notice of any default on the part of Sublandlord as tenant under the Prime Lease which has not been cured, nor has Sublandlord given Prime Landlord notice of any default on the part of Prime Landlord as landlord under the Prime Lease which has not been cured; and (iv) Sublandlord has submitted to Subtenant a true and complete copy of those portions of the Prime Lease that are pertinent to or affect Subtenant's rights and obligations under the Sublease.

     If as a result of any default by Prime Landlord as landlord under the Prime Lease, Sublandlord as tenant under the Prime Lease is entitled to any offset, abatement or similar rights against Prime Landlord, to the extent that the same is applicable to the Subleased Premises, Subtenant shall be entitled to Subtenant's Proportionate Share of such offset, abatement or similar rights.

     XVIII. COVENANT OF QUIET ENJOYMENT. Subtenant, subject to the terms and provisions of this Sublease, on payment of the Fixed Rent, additional rent and other amounts payable hereunder, and observing, keeping, and performing all of the terms and provisions of this Sublease on Subtenant's part to be observed, kept, and performed, shall lawfully, peaceably, and quietly have, hold, occupy, and enjoy the Subleased Premises during the Sublease Term without hindrance or ejection by Sublandlord or by any person lawfully claiming under Sublandlord.

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

     XIX. RIGHT OF FIRST OFFER. If during the Sublease Term Sublandlord desires to sublease all or a portion of the remaining Original Premises (the "Sublease First Offer Space"), Sublandlord shall so notify Subtenant in writing, setting forth the terms and conditions (the "Offer Terms") on which Sublandlord is willing to so sublease the Sublease First Offer Space ("Sublandlord's Offer Notice"). Subtenant may, by giving Sublandlord written notice within five (5) business days after receipt of Sublandlord's Offer Notice, irrevocably elect to sublease the Sublease First Offer Space on the Offer Terms. If Subtenant shall so elect, Subtenant shall within ten (10) business days after such election enter into a sublease or amendment to this Sublease incorporating the Offer Terms and otherwise incorporating such terms and conditions as are mutually acceptable to Sublandlord and Subtenant. If Subtenant shall fail to make such election by within such 5-business-day period, then at Sublandlord's election, Subtenant shall have no further rights with respect to the Sublease First Offer Space, and Sublandlord shall thereafter be free to sublease any or all of the Sublease First Offer Space to another party or parties, and on terms not substantially more favorable to such party than the Offer Terms, provided that the rental rate offered to any such third party shall not be less than 90% of the rental rate offered to Subtenant.

     XX. MISCELLANEOUS.

          A. COUNTERPARTS. This instrument may be signed in counterpart originals, which, taken together, shall constitute a single original instrument.

          B. NOTICES. Notices to Sublandlord or Subtenant required or permitted hereunder shall be sent in the manner prescribed in the Prime Lease to the Original Premises in the case of notices to Sublandlord and in the case of notices to Subtenant to the following address:

                      551 Boylston Street, Suite 40
                      Boston, MA 02116
                      Attn:  Erin E. Quinn

                      with a copy to:

                      Palmer & Dodge LLP
                      One Beacon Street
                      Boston, MA 02108
                      Attn:  Thomas G. Schnorr, Esq.

          C. AMENDMENTS. This Sublease may not be changed or terminated orally but only by an agreement in writing signed by both Sublandlord and Subtenant.

          D. ESTOPPEL CERTIFICATES. Sublandlord and Subtenant each agree to furnish within twenty (20) days after written request therefor by the other, a certificate stating (i) that this Sublease is in full force and effect and has not been amended or modified (or describing such amendment or modification, if any); (ii) the dates though which Fixed Rent and additional rent have been paid hereunder; and (iii) that there are no defaults under this Sublease known to the signer of the certificate (or specifying such defaults, if known).

          E. NO WAIVER. The failure of either party to insist on strict performance of any covenant or condition hereof, or to exercise any option contained herein, shall not be construed as a waiver of such covenant, condition or option in any other instance.

          F. MEMORANDUM OF LEASE. Subtenant shall not record this Sublease or any memorandum hereof.

          G. GOVERNING LAW. This Sublease has been negotiated, executed and delivered in the Commonwealth of Massachusetts, and the parties agree that the rights and obligations of the parties under this Sublease shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

          H. SEVERABILITY. The invalidity of any of the provisions of this Sublease will not impair or affect in any manner the validity, enforceability or effect of the rest of this Sublease.

          I. ENTIRE AGREEMENT. All understandings and agreements, oral or written, heretofore made between ,the parties hereto are merged in this Sublease, which alone fully and completely expresses the agreement between Sublandlord and Subtenant.

          J. RELATIONSHIP BETWEEN THE PARTIES. This Sublease does not create the relationship of principal and agent, nor does it create any partnership, joint venture, or any association or relationship between Sublandlord and Subtenant other than as and to the extent specifically provided in this Sublease, the sole relationship of Sublandlord and Subtenant being that of Sublandlord and subtenant as provided in this Sublease.

          K. REMEDIES CUMULATIVE. Except as specifically provided herein, all rights and remedies of the parties under this Sublease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

          L. CONDITION PRECEDENT. The effectiveness of this Sublease is expressly subject to and conditional upon obtaining Prime Landlord's written consent to this Sublease pursuant to Section 14 of the Prime Lease.

          M. AUTHORITY. Sublandlord warrants that Sublandlord is a duly existing and valid Massachusetts corporation qualified to do business in Massachusetts, that Sublandlord has duly executed and delivered this Sublease, that the execution and delivery of; and the performance by Sublandlord of its obligations under this Sublease are within the powers of Sublandlord and have been duly authorized by all requisite corporate action, and that this Sublease is a valid and binding obligation of Sublandlord in accordance with its terms. Subtenant warrants that the Subtenant is a duly existing and valid Delaware corporation qualified to do business in Massachusetts, that Subtenant has duly executed and delivered this Sublease, that the execution and delivery of, and the performance by Subtenant of its obligations under this Sublease are within the powers of Subtenant and have been duly authorized by all requisite corporate action, and that the Sublease is a valid and binding obligation of Subtenant in accordance with its terms.

                  [remainder of page intentionally left blank]

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     IN WITNESS WHEREOF, the parties have executed this Sublease as an instrument under seal as of the date first written above.

                                 SUBLANDLORD:

                                 AIDS ACTION COMMITTEE OF MASSACHUSETTS, INC., a Massachusetts corporation

                                 By: Signature on File
                                    ------------------------------------------
                                         Name:
                                         Title: Director


                                 SUBTENANT:

                                 VIACELL, INC., a Delaware corporation


                                 By: /s/ Marc Beer CEO
                                    ------------------------------------------
                                         Name:
                                         Title:

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                                    EXHIBIT A

                                   PRIME LEASE

                                 [See Attached]

                                      LEASE

                               DATE: JUNE 30, 1988

1.   PARTIES          John Hancock Mutual Life Insurance Company, LESSOR, which
                      expression shall include its successors and assign where the context so admits, does hereby lease to AIDS Action
                      Committee, Inc. LESSEE, which expression shall include its successors and assigns where the context so admits, and the LESSEE hereby leases the following described premises.

2.   PREMISES         ("Leased Premises"): That portion of 131 Clarendon Street,
                      Boston, MA. Consisting of the portion of the third floor shown as Suites 2, 3, 4, 5 and 6, the entire fourth floor and the entire fifth floor and containing approximately
                      19,250 retable square feet as shown on the attached
                      Exhibit A and commonly known and numbered as 131 Clarendon
                      Street, Boston, Massachusetts 02116, together with the right to use in common, with others entitled thereto, the alleys, loading docks, sidewalks, lobbies, hallways, stairways, and passenger and freight elevators necessary for access to said Leased Premises, and lavatories nearest thereto.

3.   TERM             The term of the lease shall be for five (5) years
                      commencing on September 1, 1988 and ending on August 31, 1993.

4.   ANNUAL FIXED     The LESSEE shall pay to the LESSOR Annual Fixed Rent
                      (herein "Fixed Rate") at the rate of Three Hundred Eight
                      Thousand and 00/100 (308,000.00) dollars per year payable in advance in monthly installments of Twenty Five Thousand
                      Six Hundred Sixty Six and 67/100 ($25,666.67) dollars due and payable on the first day of each month. Effective
                      September 1, 1989. Fixed Rent will increase to Three
                      Hundred Twenty Seven Thousand Two Hundred Fifty and 00/100
                      ($327,250.00) dollars, per year payable in advance in monthly installments of Twenty-Seven Thousand Two Hundred
                      Seventy and 88/100 ($27,270.88) dollars. Effective
                      September 1, 1990 Fixed Rent will increase to Three
                      Hundred Forty-Six Thousand Five Hundred and 00/100
                      ($346,500.00) dollars per year, payable in advance in monthly installments of Twenty Eight Thousand Eight
                      Hundred Seventy Five and 00/100 (28,875.00) dollars.
                      Effective September 1, 1991 Fixed Rent will increase to
                      Three Hundred Sixty Five Thousand Seven Hundred Fifty and
                      ($365,750.00) dollars per year, payable in advance in monthly installments of Thirty Thousand Four Hundred
                      Seventy Nine and 17/100 (30,479.17) dollars. Effective
                      September 1, 1992 Fixed Rent will increase to Three
                      Hundred Eighty Five Thousand
                      and 00/100 ($385,000.00) dollars per year payable in advance in monthly installments of Thirty Two Thousand
                      Eighty Three and 33/100 ($32,083.33) dollars. Payments are to be made to Meredith & Crew, Incorporated, 160 Federal
                      Street, Boston, Massachusetts 02110-1701.

                      Upon the execution of this lease, the LESSEE shall pay to the LESSOR the amount of Twenty Five Thousand Six Hundred Sixty Six and 67/100 ($25,666.67), which shall be held as a security for the LESSEE'S performance, as herein provided and refunded to the LESSEE at the end of this lease subject to the LESSEE'S satisfactory compliance with the conditions hereof. No interest shall be payable on said sum or any part thereof.

                      6.1 If in any year after calendar year 1988 LESSOR'S operating expenses (as set forth on Exhibit B attached hereto and incorporated herein by reference) for the building of which the Leased Premises are a part (the "Building") (exclusive of real estate taxes and financing costs) exceed LESSOR'S operating expenses for the Building (exclusive of real estate taxes and financing costs) for calendar year 1988, LESSEE shall pay to LESSOR as additional rent hereunder an amount equal to 31.5% of such increase, LESSEE'S proportionate share is calculated as follows: 19,250 rentable square feet in Leased Premises divided by 61,110 rentable square feet in Building.

                      6.2 LESSEE shall pay additional rent for operating expenses in monthly installment on the first day of each calendar month in amounts reasonably estimated by LESSOR for the then current period. LESSOR may from time to time revise such estimates based on available information relating to such operating express. Within a reasonable time after the end of each calendar year, LESSOR shall render to LESSEE a statement, according to generally accepted accounting practices consistently applied, certified by a financial officer of LESSOR's managing agent on behalf of LESSOR, showing operating expenses for such calendar year and the amount, if any, of additional rent payable by LESSEE pursuant to Section 6.1. Upon reasonable notice, LESSEE shall have access during business hours to LESSOR's books and records supporting such statement each year. LESSEE shall pay to LESSOR any such amount of additional rent shown on such statement, less any amounts previously paid by LESSEE on account thereof, within fifteen (15) days after such statement is rendered. In case, such statement shows an overpayment by LESSEE, LESSOR shall apply such overpayment to rent next coming due hereunder or, if no rent is due, LESSOR shall include with such statement a refund of such overpayment.

                      6.3 If this lease shall commence or terminate in the middle of a calendar year, LESSEE shall be liable for only that portion of such increase in respect of such calendar year represented by a fraction, the numerator of which is the number of days of the term herein which fall within the calendar year and the denominator of which is three hundred sixty-five (365).

                      6.4 LESSEE shall also pay as additional rent hereunder 31.5% of the amount by which real estate taxes levied on the building and the parcel of land on which the Building is located (the "Property") for any fiscal tax year during the term of this lease exceed the real estate taxes levied against the Property during the Fiscal Tax Year 1988 (commencing July 1, 1987 and ending June 30, 1988). LESSEE's proportionate share is calculated as follows:
                      19,250 rentable square feet in Leased Premises divided by 61,110 rentable square feet in Building.

                      6.5 The term "real estate taxes" shall mean all taxes and special or betterment assessments of every kind and nature assessed by any governmental authority on the Property which LESSOR shall become obligated to pay because of or in connection with the ownership, leasing and operation of the same. There shall be excluded from real estate taxes all income taxes, excess profit taxes, excise taxes, franchise taxes, estate, succession, inheritance and transfer taxes imposed on LESSOR as a result of its ownership of the Property; provide, however, that if at any time during the term of this lease the present system of ad valorem taxation of real property there shall be assessed on LESSOR a capital levy or other tax on the gross rents received with respect to the Property, or federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such gross rents, then any and all such taxes, assessments, levies or charges to the extent so measured or based, shall be deemed to be included within the term "real estate taxes" but only to the extent that the same would be payable if the Property were the only property of LESSOR.

                      6.6 The real estate taxes upon the Property for any fiscal year commencing July 1, and terminating the following June 30 shall mean such amounts as shall be finally determined to be the real estate taxes payable with respect to the Property for said fiscal tax year, that is, the real estate taxes assessed against the Property for said fiscal tax year less any abatements, refunds or rebates made thereof. For the purpose of determining payments due from LESSEE to LESSOR in accordance with the provisions of this subsection: (i) the real estate taxes upon the Property for any fiscal tax year shall be deemed to be the real estate taxes assessed for said fiscal tax year until such time as an abatement, refund or rebate shall be made thereof, and
                      (ii) if any abatement, refund or rebate shall be made for any fiscal tax year, and appropriate adjustment shall be made in the amount payable from or paid by LESSEE to LESSOR on account of real estate taxes, less LESSOR's reasonable fees and expenses in obtaining such abatement, and LESSOR shall apply such overpayments to rent next coming due hereunder or, if no rent is due, LESSOR shall refund any such overpayment.

                      6.7 For the fiscal tax year during which the term of this lease shall commence or terminate, LESSEE shall only be liable for a fraction of its share, the numerator of said fraction being the number of days of the term of this lease which fall within the fiscal tax year and the denominator of said fraction being the total number of days of the fiscal tax year.

                      6.8 It is understood by the parties hereto that there are presently two tax billing periods for each fiscal tax year, namely the billing period from July 1 through December 31 of each year and the billing period from January 1 through June 30 of each year. If the billing periods or fiscal tax year shall be changed by the governmental authorities having jurisdiction over the Property, an appropriate adjustment shall be made to carry out the intent of the parties hereto.

                      6.9 LESSOR shall pay additional rent for real estate taxes in monthly installments on the first day of each calendar month in amounts reasonably estimated by LESSOR for the then current period. Within a reasonable time after the end of each fiscal year, LESSOR shall render a statement to LESSEE showing the actual real estate taxes levied on the Property for said fiscal tax year, and the amount, if any, of additional rent payable by LESSEE pursuant to
                      Section 6.4 LESSEE shall pay to LESSOR any such amount of additional rent shown on such statements, less any amounts previously paid by LESSEE on account thereof, within fifteen (15) days after such statement is rendered. In case, such statement show an overpayment by LESSEE, LESSOR shall apply such overpayment to rent next coming due hereunder or, if no rent is due, LESSOR shall include with such statement a refund of such overpayment.

7.   UTILITIES        The LESSEE shall pay, as they become due, all bills for
                      electricity and other utilities that are furnished to the Leased Premises, and separately metered. The LESSOR shall provide and LESSEE shall Pay for all LESSEE's replacement light tubes, lamps, bulbs and ballasts. LESSOR shall have no obligation to provide utilities other than the utilities within the Leased
                      Premises as of the commencement date of this lease. In the event LESSEE requires additional utilities, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR, which shall not be unreasonably withheld or delayed.

8.   USE OF LEASED
     PREMISES The LESSEE shall use the Leased Premises only for the purpose of administration, fund raising and development offices for its programs from time to time and for other general office purposes. It is understood that the foregoing shall not include medical offices and/or medical clinics, a school or other classroom facility. It is also understood that, except for periods when LESSEE's rights have been sublet or assigned (in each case with LESSOR's consent as provided in this Lease), LESSEE shall, throughout the Term, use the Leased Premises as LESSEE's main corporate offices, LESSEE shall not, without LESSOR's consent, move its main office elsewhere and continue to use the Leased Premises for LESSEE's programs.

9.   COMPLIANCE
     WITH LAWS        The LESSEE acknowledges that no trade or occupation shall
                      be conducted in the Leased Premises or use made thereof which will be unlawful, noisy or contrary to any law or any municipal by-law or ordinance in force in the city of town in which the Leased Premises are situated and LESSEE shall comply with laws and ordinances applicable to its use of the Leased Premises.

10.  FIRE INSURANCE   The LESSEE shall not permit any use of the Leased Premises which will make voidable any insurance on the Property of which the Leased Premises are a part, or on the contents of said Property or which shall be contrary to any law or regulation from time to time established by the New
                      England Fire Insurance Rating Association, or any similar body succeeding to its powers. It is understood that the uses permitted hereunder are not, at the date hereof, contrary to such law or regulation and do not make voidable any such insurance. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the Leased Premises.

11.  MAINTENANCE
     OF PREMISES      The LESSEE agrees to maintain the Leased Premises in the
                      same condition as they are at the commencement of the term or as they may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein. The LESSEE shall not permit the Leased Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. In accordance with the Rules and Regulations, LESSEE shall obtain written consent of LESSOR before erecting any sign on the Leased Premises. Except for LESSOR's obligations under section 13 of this Lease, LESSEE accepts the Leased Premises its "As Is" condition as of on the date hereof.

12.  SERVICES
     PROVIDED BY
     THE LESSOR       LESSOR covenants to furnish during the lease term, through
                      LESSOR's employees or independent contractors, the following services:

                      (a) Reasonable heat and air conditioning (except to the extent that the same are furnished through separately metered utilities) to the Leased Premises during normal business hours on regular business days of the heating and air conditioning season of each year. Normal business hours are considered to be Monday through Friday from 8:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m., legal holidays excepted. If LESSEE requires additional heat outside of normal business hours, LESSOR will provide such heat at LESSOR's costs, which LESSEE will reimburse.

                      In the event LESSEE requires additional air conditioning for business machines, meeting rooms or other special purposes, or, because of occupancy or excess electrical loads, requires any additional air conditioning equipment, such additional air conditioning equipment will be installed and maintained by LESSEE at LESSEE's sole cost and expense, provided that such installation shall be subject to the written consent of the LESSOR, which shall not be unreasonably withheld or delayed.

                      (b) Maintenance of the heating, ventilating and air conditioning equipment in serviceable condition damage by fire and other casualty or eminent domain taking only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is responsible.

                      (c) Operation of the water cooling towers for air conditioning purposes during normal business hours on regular business days of the air conditioning season of each year and outside of normal business hours of LESSOR's costs, which LESSEE will reimburse.

                      (d) Operatorless passenger elevator service at all times and freight elevator service, subject to reasonable scheduling by LESSOR.

                      (e) Window washing of all windows in the Leased Premises, both inside and out, weather permitting, at reasonable intervals to be determined by LESSOR.

                      (f) Cleaning (such cleaning service is limited to the common areas in said Building) as is customary in similar buildings in said city.

                      (g) Reasonable hot and cold water for lavatory and toilet purposes.

                      (h) Reasonable lighting of common areas of said Building at all times.

                      (i) Maintenance of the structure of the Building of which the Leased Premises are a part in serviceable condition damage by fire and other casualty and eminent domain taking only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

                      (j) Provision of dumpster at the Building to receive trash from the Leased Premises and provision for emptying of dumpster.

                      (k) Building security services, including reasonable security systems or procedures to be in effect outside of normal business hours.

                      (1) Such additional services on such terms and conditions as may be mutually agreed upon by the LESSOR and LESSEE.

                   All service is subject to interruption due to any accident, to the making repairs, alterations or improvements to labor difficulties, to the unavailability of fuel, electricity, service or supplies from the sources from which they are reasonably obtainable or to any cause beyond the LESSOR's control. LESSOR shall use its best efforts to remedy the cause of any such interruption and, if such interruption materially interferes with or prohibits LESSEE's use of the Leased Premises and continues for more than seven days, rent and additional rent shall abate be equitably abated until the interruption in question in remedied.

13.  ALTERATIONS -
     ADDITIONS        The LESSEE shall not make structural alterations or
                      additions to the Leased Premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense. LESSEE shall procure at LESSEE's sole expense all necessary permits and licenses before undertaking any work on the Leased Premises. All such work shall be done in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws. LESSEE will deliver copies of all necessary permits and licenses to LESSOR prior to the commencement of such work. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the Leased Premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed a the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE, shall become the property of the LESSOR at the termination of occupancy as provided herein.

                      Lessor shall, by the following dates, perform the following work in the Leased Premises and the Building at Lessor's cost:

                           (a) By September 1, 1989, install all new Building
                      windows in the Leased Premises.

                           (b) By September 1, 1989, renovate Building lobby and
                      passenger elevator cabs in accordance with plans appropriate, in LESSOR's reasonable judgment, for the renovation of an older office building.

14. LESSEE covenants and agrees not to assign mortgage, pledge, encumber or otherwise transfer this lease or make any sublease or permit the occupancy of the Leased Premises or any part thereof by anyone other than LESSEE without first obtaining on each occasion the prior consent in writing of LESSOR which shall not be unreasonably withhold. As additional rent, LESSEE shall reimburse LESSOR promptly for reasonable legal expenses incurred by LESSOR in connection with any request by LESSEE for consent to assignment or subletting. No assignment or subletting shall in any way impair the continuing primary liability of LESSEE hereunder, and no consent to any assignment or subletting in a particular instance shall be deemed to be a waiver of the obligation to obtain LESSOR's approval in the case of any other assignment or subletting.

                      If for any assignment or sublease or occupancy by another, LESSEE receives rent or other consideration, either initially or over the term of the assignment, sublease or occupancy, in excess of the rent called for hereunder, or in case of sublease of part of the Leased Premises, in excess of such rent fairly allocable to the part so subleased (hereinafter referred to as "Excess Rents"), after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, LESSEE shall pay to LESSOR, as Additional Rent, 50% of the Excess Rents, as and when received by LESSEE.

                      If during the Term of this Lease (I) LESSEE requests LESSOR's consent to a proposed subletting of seventy-five percent (75%) or more of the space in the Leased Premises or LESSEE has already sublet a portion or portions of the Leased Premises and requests LESSOR's consent to a proposed subletting of additional space in the Leased Premises, the amount which would, when added to the amount of space already so subleased by LESSEE, exceed seventy-five percent (75%) of the Leased Premises, then LESSEE's request for LESSOR's consent shall constitute an offer to LESSOR to release from this Lease that portion of the Leased Premises proposed to be sublet, which offer LESSOR may accept within 30 days after receipt of such request. If Lessor accepts such offer, this Lease shall be deemed to have been amended by deleting such portion from the Leased Premises and by reducing the fixed rent by an amount equal to the product of the fixed rent multiplied by a fraction, the numerator of which shall be the rentable floor area of such portion deleted from the Leased Premises including the deleted portion. Thereafter, for all purposes of this Lease the Leased Premises shall mean the balance of the original Leased Premises demised hereunder following deletion of the affected portion thereof, and all additional rent payable hereunder shall be adjusted pro rata, accordingly. Such amendment shall be effective on the proposed effective date of the sublease as specified in LESSEE's request for consent.

15.  SUBORDINATION    This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the Property of which the Leased Premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. Lessor shall obtain, from each Mortgagee of the Property or Building, a non-disturbance agreement for Lessee.

16.  LESSOR'S ACCESS  The Lessor or agents of the LESSOR may, at reasonable times and upon reasonable not ice except in emergency, enter to view the Leased Premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations to the common systems and facilities and to the other portions of the

                      Leased Premises to the extent LESSEE has failed to perform its obligations hereunder, all as LESSOR should reasonably elect to do and may show the Leased Premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the Leased Premises a notice for letting or selling the Leased Premises or the Property of which the Leased Premises are a part and keep the same so affixed without hindrance or molestation.

17.  INDEMNIFICATION
     AND LIABILITY    The LESSEE shall save the LESSOR harmless from all loss
                      and damage occasioned by the use by LESSEE or escape of water caused by LESSEE or by the bursting of the pies caused by LESSEE, as well as from any claim or damage resulting from any nuisance made or suffered on the Leased
                      Premises, unless such loss is caused by the neglect of the LESSOR> The removal of snow and ice from the sidewalks bordering upon the Leased Premises shall be the LESSOR's responsibility.

18.  LESSEE'S
     LIABILITY
     INSURANCE        The LESSEE shall maintain with respect to the Leased
                      Premises and the Property, of which the Leased Premises are a part, comprehensive public liability insurance in the amount of $500,000.00 with property damage insurance in limits of $100,000.00 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty
                      (30) days prior to the expiration of any such policies.
                      All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

19.  FIRE, CASUALTY
     EMINENT DOMAIN   Should a substantial portion of the Leased Premises, or of the Property of which they are a part be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease within 30 days of such fire or other casualty. When such fire, casualty, or taking renders the Lease Premises
                      (including reasonable access thereto) substantially unsuitable for their intended use a just and proportionate abatement of rent and additional rent shall be made and the LESSEE may elect to terminate this lease if:

                           (a) The LESSOR fails to give written notice within
                      thirty (30) days of its intention to restore the Lease Premises, or

                           (b) The LESSOR fails to restore the Leased Premises
                      to a condition substantially suitable for their intended use within one hundred eighty (180) days of said fire, casualty, or taking.

                      The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the Leased Premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment, and for LESSEE's moving expenses.

20.  DEFAULT AND
     BANKRUPTCY       In the event that:

                           (a) The LESSEE shall default in the payment of any
                      installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof;

                           (b) The LESSEE shall default in the observance or
                      performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof or such longer time as shall be reasonably required to complete such cure in the exercise of due diligence; or

                           (c) The LESSEE shall be declared bankrupt or
                      insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Leased Premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. In lieu of re-entry, LESSOR may send notice by mail terminating this lease. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSER. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest at the rate of two percent (2%) per annum above the prime rate charged from time to time by the Bank of Boston to its most credit-worthy commercial customers, shall be paid to the LESSOR by the LESSEE as additional rent.

21.  LATE CHARGE      If LESSEE shall fail to pay, within ten (10) days after
                      the same shall become due, any amount of fixed rent or additional rent or any other amount required to be paid by LESSEE hereunder, LESSEE shall pay to LESSOR, on demand and in addition to such amount, a late charge equal to daily interest based on a 360-day year from the date such amount became due on the amount thereof from time to time remaining unpaid at a per annum interest rate of two percent (2%) above the prime rate charged from time to time by the Bank of Boston. Such late charge shall be in addition to, and not in limitation of, LESSOR's other rights and remedies in the event of such late payment.

22.  NOTICE           Any notice from the LESSOR to the LESSEE relating to the
                      Leased Premises or to the occupancy thereof, shall be deemed duly served, if hand delivered to the Leased
                      Premises during normal business hours addressed to the LESSEE, or, if mailed to the Leased Premises, registered or certified mail, return receipt requested, postage prepaid addressed to the LESSEE or to such other address of which Lessor has been given notice with a copy to Hill
                      & Barlow, One International Place, Boston, MA 02110, Attn:
                      Emily C. Hewitt, Esq. Any notice from the LESSEE to the
                      LESSOR relating to the Leased Premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All notices shall be sent to the LESSOR at:

                      John Hancock Properties, Inc.
                      Two Copley Place, Suite 200
                      Post Office Box 111
                      Boston, Massachusetts 02117

                      Meredith & Grew, Incorporated
                      160 Federal Street
                      Boston, Massachusetts 02110-1701.

                      LESSEE agrees from time to time, upon not less than fifteen (15) days prior written request by LESSOR, to execute, acknowledge and deliver to LESSOR a statement in writing certifying that this Lease is unmodified and in full force and effect and that LESSEE has no defenses, offsets or counterclaims against its obligations to pay the fixed rent and additional rent and to perform its other covenants under this Lease and that there are no uncured defaults of LESSOR or LESSEE under this Lease (or, if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications, and, if there are any defenses, offsets counterclaims, or defaults, setting them forth in reasonable detail), and the dates to which the fixed rent, additional rent and other charges have been paid. Any such statement delivered pursuant to this Section 23 may be relied upon by an prospective purchaser or mortgagee of the Leased Premises or any prospective assignee of any mortgage of the Leased Premises.

Surrender             The LESSEE shall at the expiration or other termination of this lease remove all LESSEE's goods and effects from the Leased Premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the Lease Premises). LESSEE shall deliver to the LESSOR the Leased Premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the Leased Premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by eminent domain, fire or other casualty only excepted. Provided LESSEE is not in default, LESSEE shall be entitled to remove its equipment and trade fixtures provided it shall reasonably repair any damage caused there by. In the event if the LESSEE's failure to remove any of LESSEE's property from the Leased Premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE to remove and store any of the property at LESSEE's expense, or to retain the same under LESSOR's control or upon reasonable notice to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or upon reasonable notice to destroy such property.

                      LESSOR and LESSEE each warrant to the other that they have had not dealings with any broker or agent in connection with this Lease other than Meredith & Grew, Inc. (the "Broker") and each covenants to the other to defend with counsel approved by the other, which approval shall not be unreasonably withheld or delayed, hold harmless and indemnify one another from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent with respect to their respective dealings in connection with this Lease or the negotiation thereof, other than for the Broker above named. LESSOR shall pay the commission of the Broker above named.

                      In the event LESSEE holds, occupies or detains the Premises or any part thereof after the expiration or earlier termination of this Lease, without the express written consent of LESSOR, LESSEE shall be deemed a tenant-at-sufferance only, and such tenancy-at-sufferance shall not constitute a renewal hereof or an extension for any further term or the creation of a tenancy-at-will and, in such event, LESSEE shall pay to LESSOR on the first day of each month, in advance, fixed rent in an amount equal to twice the amount of the monthly installments of fixed rent, as provided in section 4 for the last full month of the tenancy hereunder. Such tenancy-at-sufferance shall be subject to every other term, provision, condition, covenant and agreement contained herein, including without limitation the obligation of LESSEE to pay all additional rent as provided in this Lease. Nothing contained this
                      Section 24 shall be construed as consent by LESSOR to any holding over by LESSEE and LESSOR expressly reserves the right to require LESSEE to surrender possession of the Leased Premises to LESSOR as provided in this Lease upon the expiration or earlier termination of this Lease, to commence suit at any time to recover possession of the Leased Premises and recover all installments of fixed rent, additional rent and other amounts and charges due hereunder, and to apply payments received by LESSOR from LESSEE on account and not as payment in full or in accord and satisfaction.

27.  MODIFICATION
     OF AGREEMENT     This lease contains the entire agreement between the
                      parties and shall not be modified in any manner except by an instrument in writing executed by the parties.

28.  GOVERNING LAW    This lease is made pursuant to and shall be governed by
                      and construed in accordance with the laws of the Commonwealth of Massachusetts.

29.  SEPARABILITY     If any provision of this lease or portion of such
                      provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the lease (including the remainder of such provisions) and the application thereof to the persons or circumstances shall not be affected thereby.

30.  LANDLORD'S
     LIABILITY        30.1 The obligations of LESSOR hereunder shall be binding
                      upon LESSOR and each succeeding owner of LESSOR's interest hereunder only during the period of such ownership, and LESSOR and each succeeding owner shall have no liability whatsoever except for their obligations during each such respective period. LESSEE hereby agrees for itself and each succeeding holder of the LESSEE's interest under this Lease, or any portion thereof, that any judgment, decree or award obtained against LESSOR, or any succeeding owner of LESSOR's interest, which is in any manner related to his Lease, the Leased Premises or the LESSEE's use or occupancy of the Lease Premises or the common areas adjacent thereto, whether at law or in equity, shall be satisfied only out of LESSOR's (or such succeeding owner's) equity at such time in the Building and the Property (or, if LESSOR or such owner has disposed of its interest in the Building and the Property, then only to the net proceeds of such disposition) and further agrees to look only to such equity or net proceeds and to no other assets of LESSOR (or such succeeding owners) for satisfaction.

                      30.2 If any present or future LESSOR (or any owner of LESSOR's interest hereunder) is a trust or trustee or trustees of a trust, a joint venture, or firm or partnership general or limited, neither any trustee nor any beneficiary nor any shareholder of any said trust, nor any joint venture or partner of any other such entity, shall be personally liable to anyone under any term, condition, covenant, obligation, or claim of damage or legal or equitable claim arising out of this lease or the Leased Premises or out of the use or occupancy of the Leased Premises or the common areas adjacent thereto.

31.  WAIVER OF
     SUBROGATION      31.1 As used in this Section, the term "waiver of
                      subrogation clause" means a clause, endorsement or other provision appearing in an insurance policy which provides that the insurer waives any right of subrogation it may have against LESSEE (if the clause is in a policy insuring
                      LESSOR) or against LESSOR (if the clause is in a polity insuring LESSEE).

                      31.2 LESSOR and LESSEE (or its sublessee or assign, as the case may be) each shall attempt to have a waiver of subrogation clause included in all insurance policies which it maintains insuring against loss or damage to the Building or the Leased Premises, as the case may be or any of the contents of the Building or the Leased Premises, as the case may be due to fire or any of the other risks which are customarily comprehended by the term "extended coverage" in endorsements to fire insurance policies. If the insurer charges an extra fee or premium for the waiver, the party procuring the insurance shall pay any reasonable extra cost for the waiver.

                      31.3 LESSOR releases LESSEE, and LESSEE releases LESSOR, from all liability for loss or damages caused by fire or the extended coverage casualties but this release is subject to the following conditions and limitations:

                           (a) This release is effective only if, and to the
                      extent that, the loss or damage is covered by an insurance policy maintained by one of the parties to this lease; and

                           (b) This release shall be effective only if the
                      insurance policy covering the loss or damage contains a waiver of subrogation clause and a provision to the effect that this release will not affect the validity of the policy or the right of the insured to recover under the policy.

                      31.4 LESSEE shall not acquire as insured under any insurance carried by LESSOR or the Building any right to participate in the adjustment of loss or to receive insurance proceeds and agrees upon request promptly to endorse LESSOR any checks or other instruments in payment of loss in which LESSEE is named as payee.

32.  HAZARDOUS
     MATERIALS, OIL OR
     TOXIC SUBSTANCES LESSEE will not dump, flush, or in any way introduce any hazardous materials or oil or any other toxic substances into the septic, sewage or other waste disposal system serving the Leased Premises (the foregoing shall not prevent the introduction of such substances into a waste disposal system specifically designed to receive such substances so long as said system is constructed and maintained in accordance with all applicable governmental regulations); and in the event of any such unpermitted introduction, will clean up promptly any damage occasioned by such. The LESSEE further agrees it will not generate, store or use (except in accordance with all applicable governmental regulations) or dispose of hazardous materials or oil or toxic substances in or on the Lease Premises or dispose of hazardous materials or oil or toxic substances from the Leased Premises to any other location, except a properly approved disposal facility and then only in compliance with any and all Federal, State and local laws and ordinances regulating such activity. "Hazardous materials", "oil", and "toxic substances", as used in this Section, shall have the same meanings as defined and used in the Massachusetts Oil and Hazardous Material Release Prevention Act, as amended; M.G.L.

                      ch. 21E; the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9061 et seq.; in the Hazardous Materials Transportation Act, 15 U.S.C. Section 180; in the Toxic Substances Act, 15 U.S.C. Sections 860; et seq.; and in the regulations adopted and publications promulgated pursuant to said acts.

33.  OPTION TO
     EXTENT If no default by LESSEE remains uncured beyond any applicable grace or cure period at the time of the exercise of the option and at the commencement of any extension term, LESSEE shall have the option or to extend the initial term for an additional five-year period commencing September 1, 1993 and expiring on August 31, 1998. Annual Fixed Rent during such extension term shall be the greater of (a) the sum of Annual Fixed Rent plus escalations and other rent adjustments for the last year of the initial term or (b) "Fair Market Rent", which shall be the product of 19,250 rentable square feet and the annual fair market rent per rentable square foot for comparable premises in comparable areas of Boston, Massachusetts for a five year term commencing September 1, 1993 under the terms of this lease. Rent for the extension term shall also incorporate such additional financial terms in the nature of rent and rent adjustments customarily then being included in leases for comparable premises in such areas. LESSEE shall, during the extension term, pay its proportionate share (currently 31.5%) of any increase in Real Estate Taxes, in either case over the base year then being quoted for leases in such premises in such areas. Such payment shall be made in accordance with the procedures set forth in Section 6.2 and 6.9 of the lease. Except as otherwise set forth herein, all terms and conditions of the lease shall apply during such extension term.

                      The option to extend the lease shall be exercised and Fair Market Rent shall be determined as follows:

                           (a) LESSEE shall exercise its option to extend by
                      notice to LESSOR by September 1, 1992.

                           (b) LESSOR shall furnish LESSEE LESSOR'S statement of
                      Fair Market Rent and a description of any additional financial terms by October 1, 1992.

                           (c) By November 1, 1992, LESSEE shall by notice
                      accept LESSOR's statement of Fair Market Rent or dispute such statement and description. (Failure timely to send a notice under subparagraphs (a) or (c) above, as the case may be, shall constitute an election not to exercise or to withdraw LESSEE'S exercise of LESSEE'S extension option hereunder.)

                      In the case of dispute, the matters of Fair Market Rent and the inclusion of any additional financial terms promptly shall be submitted to the Boston office of the American Arbitration Association ("AAA") with a request for arbitration by three arbitrators who shall be MAI appraisers with at least ten years experience as appraisers of urban commercial real estate in the Greater Boston area, such arbitration to be completed by December 31, 1992. If the AAA shall cease to provide arbitration for commercial disputes, the dispute over Fair Market Rent and the inclusion of such terms shall be submitted to any successor organization proving substantially the same services, and in the absence of such an organization, to a court of competent jurisdiction under the arbitration act of the Commonwealth of Massachusetts requesting the appointment of arbitrators in accordance with the provisions of the act. The cost of the arbitration shall be borne equally by the parties. the lease shall be extended in accordance with the arbitrators' decision. Such decision may be entered and enforced by either LESSOR or LESSEE in an appropriate action in a court of competent jurisdiction.

                      The foregoing extension option may be exercised only by AIDS Action Committee, Inc. and not by its assigns or subtenants and only if AIDS Action Committee, Inc., at the time of the exercise of the option and at the commencement of the extension term is occupying the Leased Premises as its main office.

34.  IMPROVEMENT
     ALLOWANCE        In accordance with Section 13 of the lease, LESSEE agrees
                      to deliver to LESSOR a detailed floor plan layout together with working drawings, written instructions and completion schedule all prepared at LESSEE's expense (herein call
                      "Lessee's Plans"), reflecting the partitions and improvements desired by LESSEE in the Leased Premises.
                      Within ten (10) days of the receipt of all of Lessee's
                      Plans, LESSOR shall review for written approval Lessee's
                      Plans, such approval shall not be unreasonably withheld.
                      LESSOR shall provide LESSEE with an improvement allowance of $228,144.00 (plus the reasonable cost, not to exceed
                      $14,000.00) of installation of a sprinkler system on the fourth floor and upgrade of the3/4" piping on the fifth floor of the Building for LESSEE's alterations and improvements, including general conditions and overhead, in accordance with Exhibit C and reasonable amendments thereto approved by LESSEE. Disbursement for construction costs shall be made jointly payable to LESSEE and LESSEE's contractor from time to time (but no more frequently than once every three weeks) and shall be conditioned on certification by LESSOR's architect of satisfactory completion of the portion of the work in questions and shall be made within 10 days of LESSEE's presentation of the disbursement request. Notwithstanding the foregoing provision, twenty percent (20%) of the improvement allowance requested in each draw shall be retained by LESSOR subject to final completion in accordance with the plans and specifications and evidence of payment of all liens.

35.  ADDITIONAL
     PROVISIONS       It is also understood and agreed that the Rules and
                      Regulations attached hereto as Exhibit D are incorporated herein by reference.

IN WITNESS WHEREOF, the parties hereto have executed this lease as an instrument under seal on the day and year first above written.

LESSOR:                                        LESSEE:

John Hancock Mutual Life                       AIDS Action Committee, Inc.
Insurance Company

By: /s/ Carl Hohmann                           /s/ Lawrence Kessler
   --------------------------------            --------------------------------
   Carl J. Hohmann                             Larry L. Kessler
                                               its executive director
                                               hereunto duly authorized.

                                   Exhibit A

                          Floor plans of floors 3 - 5.

                                    EXHIBIT B

                         For the purpose of Section 6.1:

[illegible] Expenses" shall mean all reasonable costs of LESSOR or leasing (as the case may be), servicing, operating, [illegible] maintaining, and repairing the building in which the [illegible] premises are located including, without limitation, the costs [illegible] following: (i) supplies, materials and equipment purchased [illegible] and total wage and salary costs paid to and on account of [illegible] t to the extent engage in the operation, maintenance, [illegible] cleaning (but only with respect to cleaning of the [illegible] common areas) and repair of the building including [illegible] taxes and so-called "fringe benefits"; (ii) building [illegible]furnished to tenants of the building at LESSOR's cost and [illegible]maintenance performed by LESSOR's employees or by [illegible] contractors under contract with LESSOR or LESSOR's [illegible] from time to time; (iii) utilities consumed and expenses [illegible] the operation and maintenance of the guiding facilities [illegible] thereto including, without limitation, oil, gas, [illegible] (other than electricity to serve the Leased Premises and [illegible] cable area in the building), water and sewer charges [illegible] of restaurant usage), snow removal and fire protection, [illegible] without limitation, fees paid to any governmental [illegible] for any of the foregoing; (iv) insurance; and (v) [illegible] fees (which terms hall include an imputed cost for a [illegible] amount of space in the buildings; but [illegible] services, supplies, utilities and the like provided [illegible] to the restaurant located on the first and second floors [illegible]. If LESSOR, in its reasonable, judgment, installs a [illegible] placement capital item in the building (including without [illegible] for the conservation of the preservation of energy), the cost ) [illegible] amortized over a reasonable period, including interest [illegible] then being charged by institutional first mortgagees for [illegible] first mortgage loans on office buildings which are [illegible] with the buildings, shall be included in LESSOR's [illegible] expenses.

[illegible]OR's operating expenses shall not include payment of [illegible], interest or other charges on mortgages or payment of any [illegible] LESSOR on account of a ground lease of the land on which the [illegible] is situated or lease of the building; costs of work or [illegible] for particular repairs caused or occasioned by fire or [illegible] domain; advertising, legal and marketing costs and leasing [illegible]; executive salaries of LESSOR or its managing agents; [illegible] of so-called tenant improvements to rentable areas in the [illegible] ; costs of services provided to fewer than all office or costs of services provided solely to retail and/or [illegible] tenants; costs of any capital improvement which results [illegible]material change in the size of the Building or is not [illegible] required for continued operation of the Building as a [illegible] older office and retail Building.

                                    EXHIBIT C

                               Feldkamp & Company

                                   Architects

20 March 1988

FIRST ESTIMATE OF CONSTRUCTION COSTS

INTERIOR RENOVATION OF FOURTH FLOOR AND UPGRADING OF FIFTH AND PARTIAL THIRD FLOORS AT 131 CLAREDON STREET

-------------------------------------------------------------------------------------------------
A.   Fourth Floor
-------------------------------------------------------------------------------------------------
1.   General Conditions:  demolition of extra ductwork, items as required at            $ 3,000
     entry, insurance, bonds
-------------------------------------------------------------------------------------------------
6.   Wood and Plastics: wood trim, built-in cabinetry                                    10,000
-------------------------------------------------------------------------------------------------
7.   Thermal and Moisture:  Sound insulation at conf. rooms                                 500
-------------------------------------------------------------------------------------------------
8.   Doors and Window:  assume 16 doors @ $500, miscellaneous      tempered               8,000
     glass partitions, hardware, exit devices
-------------------------------------------------------------------------------------------------
9.   Finishes:
     a.   Gyp. board:  assume 8 offices: 2400/s f.; 3 conf. rooms:
          2100/s.f.; misc.:  2700/s.f.  Total: 7200/s.f. @ 2.50                          18,000
     b.   Floor prep:  remove tile or level @ 1.50/s.f.                                  10,000
     c.   Carpet or carpet squares: 777 yards @ $20                                      15,540
     d.   Ceramic tile @ 2 toilet rooms Revised for Handicapped                           2,500
     e.   Paint:  13,200 s.f. @ 65/s.f.                                                   8,580
     f.   Ceiling repair & acoustic treatment or lay-in tile 7000/s.f. @$2               14,000
-------------------------------------------------------------------------------------------------
10.  Specialties:  assume chalkboards, tackboards:  $1,500; handicap toilet accessories:  $3,000; Signage:  $2,000 demountable partitions & storage
     shelving:  Not in Contract coatracks:  $500                                          7,000
-------------------------------------------------------------------------------------------------
11.  Equipment:  Coffee room allowance                                                    1,200
-------------------------------------------------------------------------------------------------
12.  Furnishings:  blinds for 45 windows @ $30                                            1,200
     office furniture:  Not in Contract.
-------------------------------------------------------------------------------------------------
15.  Mechanical:  HVAC upgrading and ductwork changes $2/s.f.
     plumbing for Handicap toilet changes, etc.                                          15,000
     Sprinkler:  Not in Contract                                                          1,500
-------------------------------------------------------------------------------------------------
16.  Electrical:  assume 120 convenience outlets @ $35                                    4,200
     lighting and life safety                                                            22,900
     phone wiring:  assume                                                                4,000
                                                                                        -------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
SUBTOTAL  FOURTH FLOOR                                                                 147,120
-------------------------------------------------------------------------------------------------
B.   Fifth floor
-------------------------------------------------------------------------------------------------
New carpeting                                                                         $ 15,540
-------------------------------------------------------------------------------------------------
Repaint all surfaces, repair vinyl                                                       6,500
-------------------------------------------------------------------------------------------------
Miscellaneous moved doors and wall patching                                              2,000
-------------------------------------------------------------------------------------------------
Code requirements for handicap toilets                                                   6,000
-------------------------------------------------------------------------------------------------
Electrical revisions                                                                     3,000
                                                                                      --------
-------------------------------------------------------------------------------------------------
SUBTOTAL FIFTH FLOOR                                                                  $ 33,000
-------------------------------------------------------------------------------------------------
C.   Partial Third Floor  Allowance                                                     10,000
                                                                                      --------
-------------------------------------------------------------------------------------------------
SUBTOTAL THIRD FLOOR                                                                    10,000
-------------------------------------------------------------------------------------------------
CONTRACTORS OVERHEAD AND PROFIT @ 20%                                                   38,024
-------------------------------------------------------------------------------------------------
TOTAL PROJECT COST                                                                    $228,144
-------------------------------------------------------------------------------------------------

                                    EXHIBIT D

                    RULES AND REGULATIONS FOR OFFICE TENANTS

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any LESSEE or used for any purpose other than for ingress to and egress from the Leased Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by LESSOR. There shall not be used in any space, or in the public hall of the building, either by a LESSEE or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If LESSOR keeps such a hand truck at the Building, it will, at reasonable times upon reasonable request, make such hand truck available to LESSEE.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the LESSEE who, or whose clerks, agents, employees or visitors, shall have caused it.

3. NO LESSEE shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building and LESSEE shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Leased Premises or permit or suffer the Leased Premises to be occupied or used in a manner offensive or objectionable to LESSOR or other occupants of the Building by reason of noise, odors and/or vi rations; or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of LESSOR.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any LESSEE on any part of the outside of the Leased Premises or the Building or the inside of the Leased Premises if the same is visible from the outside of the Leased Premises without the prior written consent of LESSOR, except that the name of LESSEE may appear on the entrance doors of the Leased Premises on each floor and on [illegible] directory which LESSOR shall maintain in the [illegible] lobby. In the event of the violation of the foregoing [illegible] LESSEE, LESSOR may remove the same without any [illegible], and may charge the expense incurred by such LESSEE, [illegible] be of a size, color and style approved by LESSOR.

     as contemplated by approved finish work, no LESSEE shall paint, drill into, or in any way deface any part of the Premises or the Building of which they form a part. No cutting or stringing of wires shall be permitted, with the prior written consent of LESSOR, and as LESSOR [illegible]. No LESSEE shall lay linoleum, or other similar covering, so that the same shall come in direct contact [illegible] floor of the Leased Premises, and, if linoleum or similar floor covering is desired to be used an [illegible] of builder's deadening felt shall be first affixed floor, by a paste or other material, soluble in water, [illegible] of cement or other similar adhesive material being [illegible] prohibited.

     LESSEE provides LESSOR with keys therefor, no additional or bolts of any kind shall be placed upon any of the [illegible] windows by any LESSEE, nor shall any changes be made [illegible] locks or mechanism thereof. Each LESSEE must, upon termination of his tenancy, restore to LESSOR all keys of [illegible], offices and toilet rooms, either furnished to, or [illegible] procured by, such LESSEE, and in the event of the [illegible] any keys, so furnished, such LESSEE shall pay to LESSOR [illegible] THEREOF.

     [illegible], furniture, business equipment, merchandise and bulky [illegible] of any description shall be delivered to and removed [illegible] the Leased Premises only on the freight elevator and [illegible] the service entrances and corridors or in an [illegible] way reasonably approved by LESSOR and only during [illegible] in a manner reasonably approved by LESSOR.

     [illegible], soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

     [illegible] shall have the right to prohibit any advertising by any [illegible] which, in LESSOR's reasonable opinion, will [illegible] the reputation of the Building or its desirability as a [illegible] for offices, and upon written notice from LESSOR, [illegible] shall refrain from or discontinue such advertising.

     [illegible] for customary quantities of materials used in connection [illegible] customary office equipment, LESSEE shall not bring or [illegible] it to be brought or kept in or on the Leased Premises, any flammable, combustible or explosive fluid, material, chemical substance, or cause unusual or other objectionable odors to [illegible] in or emanate from the Leased Premises.

                   John Hancock Mutual Life Insurance Company
                              200 Clarendon Street
                                Boston, MA 02117

                                  June 29, 1988

Aids Action Committee, Inc.
131 Clarendon Street
Boston, MA  02116

Re:  131 Clarendon Street, Boston, MA

Ladies and Gentlemen:

     Reference is made to a certain lease between Aids Action Committee, Inc. ("Tenant") and John Hancock Mutual Life Insurance Company ("Landlord") dated this even date for the premises located at 131 Clarendon Street, Boston, Massachusetts ("Building"). The premises ("Premises") consists of a portion of the third floor of the Building and the entire fourth and fifth floors of the Building.

     The parties acknowledge that the Landlord intends to install, at the Landlord's expense, certain sprinkler devices on the third floor of the Building and Tenant has requested, and Landlord has agreed, to postpone such installation until calendar year 1989. In connection with such installation, Tenant hereby agrees to provide Landlord access to the Premises for such installation and Tenant agrees to cooperate with Landlord in such Landlord installation of the sprinkler devices, such cooperation to include relocating Tenant employees from the third floor during such installation to the extent necessary to affect the installation. Landlord shall, in connection with such installation, restore the Premises to substantially the condition the Premises were in immediately preceding the installation, and upon the commencement of such installation shall complete such installation within a reasonable period of time, subject to matters outside of Landlord's control. This letter shall bind the undersigned and its successors and assigns.

                          Sincerely,

                          JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                          John Hancock Properties, Inc.

                           By: Signature on File
                              --------------------------------------------------
                                Its:  Real Estate Management Officer

                           AIDS ACTION COMMITTEE, INC.


                           By: Signature on File
                              --------------------------------------------------
                                Its:

                   John Hancock Mutual Life Insurance Company
                              200 Clarendon Street
                                Boston, MA 02117

                                  June 23, 1988

Aids Action Committee, Inc.
131 Clarendon Street
Boston, MA  02116

Re:  131 Clarendon Street, Boston, MA

Ladies and Gentlemen:

     We are executing today a lease for you for premises at 131 Clarendon Street, Boston, MA 02116. I am writing this letter to confirm our agreement that in order to provide you with wheelchair access to the premises we will, as Landlord, permit you to use movable wooden wedges which will permit a wheelchair to be rolled into the building lobby from the adjacent sidewalk. We will use our best efforts to assist you by making reasonable arrangements for the storage of a wheelchair and such wooden edges in the building lobby or near to the building lobby.

     It is understood that the use of the wooden wedge or wedges will not involve any structural alteration to the building or the premises and its use shall not unreasonably interfere with other tenants' access to or use of the building, or violate any law, rule, regulation or ordinance affecting the building. It is further understood that in the event we provide you with alternative reasonable means of wheelchair access to the building lobby (at our sole discretion), wooden wedges shall no longer be used by you for such access. Further, in the event we provide wheelchair access to the elevators (at our sole discretion) we shall no longer be required to use best efforts to provide arrangements for storage of the wheelchair.

                                      Sincerely,

                                       Signature on File

                                      John Hancock Properties, Inc.

                                      John Hancock Mutual Life Insurance Company

                                  June 29, 1988

John Hancock Mutual Life Insurance Company
200 Clarendon Street
Boston, Massachusetts  02117

Re:  131 Clarendon Street, Boston, Massachusetts

Ladies and Gentlemen:

     Reference is made to a certain Lease between John Hancock Mutual Life Insurance Company and Aids Action Committee, Inc. dated this even date for premises located at 131 Clarendon Street, Boston, Massachusetts ("Premises"). Tenant has requested and Landlord has agreed to execute that certain Design Affidavit ("Affidavit") attached hereto and incorporated herein by reference as Exhibit A in order to facilitate Tenant's leasehold improvements in the Premises. As a material inducement in Landlord's executing the Affidavit, Tenant hereby indemnifies and holds landlord harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses asserted against or incurred by Landlord by reason of or arising out of the breach of failure of any of the certifications set forth in the Affidavit, except (with respect to subsection (c) of the Affidavit) for matters arising out of existing conditions not caused by Tenant.

                                      AIDS ACTION COMMITTEE, INC.


                                      By: Signature on File
                                         ---------------------------------------
                                           Its:

                                    EXHIBIT A

FAST TRACK BUILDING PERMIT PROGRAM
FOR COMMERCIAL OFFICE BUILDINGS


DESIGN AFFIDAVIT (OWNER)

To the Inspectional Service Commissioner:

Re:  (ADDRESS)
     ---------------------------------------------------------------------------

     (WARD)
     ---------------------------------------------------------------------------

I certify that to the best of my knowledge, information and belief: (a) the proposed work does not constitute a substantial alteration of an existing building; (b) the proposed work does not involve a change of use, as defined in the Boston Zoning Code and Massachusetts State Building Code; (c) that if any violations of the building code, zoning code, or other applicable codes, laws and regulations were discovered, the owner and/or tenant at his own expense and without recourse to the city or any of its agencies, will correct or will have corrected any such violations prior to the issuance of any required occupancy permits.

Owner Name:
           ---------------------------------------------------------------------

Company Name:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


Date:
     ---------------------------------

Then personally appeared the above named __________________ and made oath that the above statement by him is true.

                                      Before me,


                                      ------------------------------------
                                      Notary Public

                                      My commission expires

                            FIRST AMENDMENT TO LEASE

     This instrument is an Amendment to the Lease ("Lease") between John Hancock Mutual Life Insurance Company ("Lessor") and Aids Action Committee, Inc. ("Lessee") dated this even date demising certain premises at 131 Clarendon Street, Boston, Massachusetts ("Building"). Terms not defined herein, but defined in the Lease, shall have the meanings given in the Lease.

                                    RECITALS:

     A. The Leased Premises comprise a portion of the third floor of the Building and the entire fourth and fifth floors of the Building.

     B. The Lessor and Lessee desire to amend the Lease to include an additional forty (40) rentable square feet to the Leased Premises located on the third floor of the Building, and the Lessee desires to obtain Lessor's consent to use a portion of the third floor for meeting purposes from the date hereof to the date of the commencement of the Lease Term, September 1, 1988;

     NOW, THEREFORE, for good and valuable consideration, the receipt .and sufficiency of which are hereby acknowledged, the Lease is hereby amended as follows:

     1. The Leased Premises shall contain approximately 19,290 rentable square feet. Exhibit A, Page A-l of the Lease is hereby deleted and replaced with Exhibit A, Page A-l attached hereto and incorporated herein by reference.

     2. Lessee's Proportionate Share shall be 31.6%.

     3. The Annual Fixed Rent shall be as follows:

     The Lessee shall pay to the Lessor Annual Fixed Rent (herein "Fixed Rent") at the rate of Three Hundred Eight Thousand Six Hundred Forty and 00/100 ($308,640.00) dollars per year, payable in advance in monthly installments' of Twenty Five Thousand Seven Hundred Twenty and 00/100 ($25,720.00) dollars due and payable on the first day of each month. Effective September 1, 1989 Fixed Rent will increase to Three Hundred Twenty Seven Thousand Nine Hundred Thirty and 00/100 ($327,930.00) dollars per year payable in advance in monthly installments of Twenty Seven Thousand Three Hundred Twenty Seven and 50/100 ($27,327.50) dollars.' Effective September 1, 1990 Fixed Rent will increase to Three Hundred Forty Seven Thousand Two Hundred Twenty and 00/100 ($347,220.00) dollars per year, payable in advance in monthly installments of Twenty Eight Thousand Nine Hundred Thirty Five and 00/100 ($28,935.00) dollars. Effective September 1, 1991 Fixed Rent will increase to Three Hundred Sixty Six Thousand Five Hundred Ten and 00/100 ($366,510.00) dollars per year(1) -- payable in advance in monthly installment of Thirty Thousand Five Hundred Forty Two and 50/00 ($30,542.50) dollars. Effective September 1, 1992 Fixed Rent will increase to Three Hundred Eighty Five Thousand Eight Hundred and 00/100 ($385,800.00) dollars per year, payable in advance in monthly installments of Thirty Two Thousand One Hundred Fifty and 00/100 ($32,150.00) dollars.

     4. Lessor hereby grants to Lessee the right to use approximately 1,090 rentable square feet on the third floor of the Building ("Pre--leased Space!'), more particularly designated on Exhibit A attached hereto and incorporated herein by reference, from the date hereof to the Term Commencement Date of the Lease. Lessee may use such Pre-leased Space in accordance with the terms of the Lease, provided, however, Lessee shall not be obligated to pay to Lessor Annual Fixed Rent, additional rent or any other .charges set forth in the Lease except for utility charges. Lessee shall use such Pre-leased Space solely for meeting purposes until the commencement of the Lease Term.

     Except as hereinabove amended, the Lease shall remain in full force and effect.

     Executed as a sealed instrument this 29th day of June, 1988.

                                      AIDS ACTION COMMITTEE, INC.


                                      By: Signature on file
                                         ---------------------------------------
                                         Its:


                                      JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


                                      John Hancock Properties, Inc.

                                      By: Signature on file
                                         ---------------------------------------
                                         Its:  Real Estate Management Officer

                     SECOND AMENDMENT TO LEASE FOR PREMISES

                         LOCATED AT 131 CLARENDON STREET

                              BOSTON, MASSACHUSETTS

     THIS SECOND AMENDMENT TO LEASE is made as of the 6th day of January, 1992 by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (hereinafter "Lessor"), with an address do Hancock Realty Investors Incorporated, 200 Berkeley Street, 19th floor, Boston, Massachusetts 02117, and AIDS ACTION COMMITTEE, INC., a Massachusetts corporation (hereinafter "Lessee"), with an address at 131 Clarendon Street, Boston, Massachusetts 02116.

                              W I T N E S S E T H:

     WHEREAS Lessor and Lessee entered into a lease dated June 30, 1988 (the "Original Lease") for certain premises located at 131 Clarendon Street, Boston, Massachusetts, more particularly described in the Original Lease (the "Leased Premises"); and

     WHEREAS, Lessor and Lessee amended the Original Lease by a First Amendment To Lease dated June 29, 1988 (the "First Amendment") (the Original Lease, as amended by the First Amendment is hereinafter referred to as the "Lease"); and

     WHEREAS, Lessor and Lessee desire to further amend the Lease to extend the Term for five (5) additional years, to expand the Leased Premises, and to permit Lessee to make certain improvements to the Leased Premises.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby amend the Lease effective September 1, 1991 as follows:

     1. Section 2, PREMISES, is deleted in Its entirety and the following shall be inserted in its place: "("Leased Premises"): That portion of 131 Clarendon Street, Boston, Massachusetts consisting of the portion of the third floor shown as Suites 2, 3, 4, 5, and 6, the entire fourth floor, the entire fifth floor, and the entire sixth floor, and containing approximately 26,330 rentable square feet as shown on the attached Exhibit A and commonly known and numbered as 131 Clarendon Street, Boston, Massachusetts 02116, together with the right to use in common, with others entitled thereto, the alleys, loading docks, sidewalks, lobbies, hallways stairways, and passenger and freight elevators necessary for access to said Leased Premises, and lavatories nearest thereto."

     2. Section 3, TERM, is deleted in its entirety and the following shall be inserted in its place: "The term of the Lease shall be for ten (10) years commencing on September 1, 1988 and ending on August 31, 1998."

     3. At Section 4, ANNUAL FIXED RENT, the fourth and fifth sentences are deleted in their entirety and the following shall be inserted in their place:
"Effective September 1, 1991, Fixed Rent shall be Three Hundred Ninety Four Thousand Nine Hundred Fifty and 00/100 ($394,950.00) Dollars per year, payable in advance in monthly installments of Thirty Two Thousand Nine Hundred Twelve and 50/100 ($32,912.50) Dollars. Effective September 1, 1993, Fixed Rent shall be Four Hundred Twenty One Thousand Two Hundred Eighty and 00/100 ($421,280.00) Dollars per year, payable in advance in monthly installments of Thirty Five Thousand One Hundred Six and 67/100 ($35,106.67) Dollars. Effective September 1, 1994, Fixed Rent shall be Four Hundred Forty Seven Thousand Six Hundred Ten and 00/100 ($447,610.00) Dollars per year, payable in advance in monthly installments of Thirty Seven Thousand Three Hundred and 83/100 ($37,300.83) Dollars. Effective September 1, 1995, Fixed Rent shall be Four Hundred Seventy Three Thousand Nine Hundred Forty and 00/100 ($473,940.00) Dollars per year, payable in advance in monthly installments of Thirty Nine Thousand Four Hundred Ninety Five and 00/100 ($39,495.00) Dollars. Effective September 1, 1996, Fixed Rent shall be Five Hundred Thousand Two Hundred Seventy and 00/100 ($500,270.00) Dollars per year, payable in advance in monthly installments of Forty One Thousand Six Hundred Eighty Nine and 11/100 ($41,689.17) Dollars. Effective September 1, 1997, Fixed Rent shall be Five Hundred Twenty Six Thousand Six Hundred and 00/100 ($526,600.00) Dollars per year, payable in advance in monthly installments of Forty Three Thousand Eight Hundred Eighty Three and 33/100 ($43,883.33) Dollars. Notwithstanding the foregoing, provided no default by Lessee remains uncured beyond any applicable grace or cure period, no monthly installments of Fixed Rent shall be due on May 1, 1992, June 1, 1992, and May 1, 1993."

     4. Section 6.1, RENT ADJUSTMENT, is amended by adding the following language at the end of the paragraph: "Effective September 1, 1991, Lessee's operating expense base year shall be Calendar Year 1990, and Lessee's proportionate share of the increase in operating expenses is 43.09%, calculated as follows: 26,330 rentable square feet in Leased Premises divided by 61,110 rentable square feet in Building."

     5. Section 6.4, RENT ADJUSTMENT, is amended by adding the following language at the end of the paragraph: "Effective September 1, 1991, Lessee's real estate: tax base year shall be Fiscal Year 1991, and Lessee's proportionate share of the increase in real estate taxes is 43.09%, calculated as follows:
26,330 rentable square feet in Leased Premises divided by 61,110 rentable square feet in Building."

     6. At Section 6.8, RENT ADJUSTMENT, the first sentence is deleted in its entirety and the following is inserted in its place: "It is understood by the parties hereto that there are presently four tax billing periods for each fiscal year, namely the billing period from July 1 through September 30 of each year, the billing, period from October 1 through December 31 of each year, the billing period from January 1 through March 30 of each year, and the billing period from April 1 through June 30 of each year."

     7. AS IS/SIXTH FLOOR ABATEMENT

          Lessee accepts the entire Leased Premises and the remainder of the Building in its current "As-Is" condition. Notwithstanding anything in the Lease or this Amendment to the contrary, Lessee's obligation to pay the Annual Fixed Rent, additional rent for operating expenses and the additional rent for taxes allocable to the sixth
(6th) floor of the Premises shall be abated until January 16, 1992.

     8. Section 22, NOTICE, the first sentence is deleted in its entirety and the following is inserted in its place: "Any notice from the Lessor to the Lessee relating to the Leased Premises or to the occupancy thereof, shall be deemed duly served, if hand delivered to the Leased Premises during normal business hours addressed to the Lessee, Attn: Office Services Facilities Manager, or, if mailed to the Leased Premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the Lessee, Attn: Office Services Facilities Manager, or to such other address of which Lessor has been given notice with a copy to Peabody & Arnold, 50 Rowes Wharf, Boston, MA 02110,
Attn: Donald E Vaughan, Esquire " Lessor's address for notices is deleted and hereby amended by inserting the following in its stead:

          "Hancock Realty Investors Incorporated
          200 Berkeley Street
          19th Floor
          Boston, MA 02117"

     9. Section 33, OPTION TO EXTEND, is deleted in its entirety and the following is inserted in its place: "If no default by Lessee remains uncured beyond any applicable grace or cure period at the time of the exercise of the option and at the commencement of any extension term, Lessee shall have the option to extend the initial term for an additional five-year period commencing September 1,1998 and expiring on August 31, 2003. Annual Fixed Rent during such extension term shall be "Fair Market Rent", which shall be the product of 26,330 rentable square feet and the annual fair market rent per rentable square foot for comparable premises in comparable areas of Boston, Massachusetts for a five-year term commencing September 1, 1998 under the terms of this Lease. Rent for the extension term shall also incorporate such additional financial terms in the nature of rent and rent adjustments customarily then being included in leases for comparable premises in such areas. Lessee shall, during the extension term, pay its proportionate share (currently 43.09%) of any increase in Lessor's Operating Expenses and its proportionate share (currently 43.09%) of any increase in Real Estate Taxes, in either case over the base year then being quoted for leases in such premises in such areas. Such payments shall be made in accordance with the procedures set forth in Section 6.2 and 6.9 of the Lease. Except as otherwise set forth herein, all terms and conditions of the Lease shall apply during such extension term.

The option to extend the Lease shall be exercised and Fair Market Rent shall be determined as follows:

     (a) Lessee shall exercise its option to extend by notice to Lessor by September 1, 1997.

     (b) Lessor shall furnish Lessee Lessor's statement of Fair Market Rent and a description of any additional financial terms by October 1, 1997.

     (c) By November 1, 1997, Lessee shall by notice accept Lessor's statement of Fair Market Rent or dispute such statement and description. (Failure timely to send a notice under subparagraphs (a) or (c) above, as the case may be, shall constitute an election not to exercise or to withdraw Lessee's exercise of Lessee's extension option hereunder.)

In the case of dispute, the matters of Fair Market Rent and the inclusion of any additional financial terms promptly shall be submitted to the Boston office of the American Arbitration Association ("AAA") with a request for arbitration by three arbitrators who shall be MAI appraisers with at least ten years experience as appraisers of urban commercial real estate in the Greater Boston area, such arbitration to be completed by December 31, 1997. If the AAA shall cease to provide arbitration for commercial disputes, the dispute over Fair Market Rent and the inclusion of such terms shall be submitted to any successor organization providing substantially the same services, and in the absence of such an organization, to a court of competent jurisdiction under the arbitration act of The Commonwealth of Massachusetts requesting the appointment of arbitrators in accordance with the provisions of that act. The cost of the arbitration shall be borne equally by the parties. The Lease shall be extended in accordance with the arbitrators' decision. Such decision may be entered and enforced by either Lessor or Lessee in an appropriate action in a court of competent jurisdiction.

The foregoing extension option may be exercised only by AIDS Action Committee, Inc. and not by its assigns or subtenants and only if AIDS Action Committee, Inc., at the time of the exercise of the option and at the commencement of the extension term is occupying the Leased Premises as its main office."

     10. Section 34, IMPROVEMENT ALLOWANCE, shall be revised by adding the following paragraph at the end of this Section: "Lessor shall provide Lessee with an improvement allowance not to exceed $131,650.00 for Lessee's alterations and improvements, including general conditions and overhead, in accordance with Exhibit C-2 and reasonable amendments thereto approved by Lessor. Disbursement for construction costs shall be made payable to Lessee from time to time and shall be conditioned upon Lessor's receipt of reasonably sufficient data and information, including without limitation invoices, contracts, agreements, cancelled checks, and other evidence of the cost and dates of such improvements, as will permit Lessor to calculate such Improvement Allowance. Payment shall be made to Lessee within thirty (30) days of Lessee's presentation of the disbursement request which request shall include certification by Lessee's architect of satisfactory completion of the portion of the work in question along with the information listed in the preceding sentence. Once installed, the Improvements shall be part of the Premises and the sole property of Lessor."

     11. Exhibit A, LEASED PREMISES, is deleted in its entirety and replaced with a new Exhibit A attached hereto

     12. Exhibit C, LESSEE'S ALTERATIONS AND IMPROVEMENTS, is amended by adding the attached Exhibit C-2.

     13. Except as herein amended, the Lease is hereby ratified and confirmed and shall remain in full force and effect, and all of the terms of the Lease are incorporated herein.

     EXECUTED, under seal as of the day and year first written.

                                      JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                                      By: Hancock Realty Investors Incorporated


                                      By: /s/Richard Lewis
                                         ---------------------------------------
                                           Richard A. Lewis
                                           Its:  Vice President



                                      AIDS ACTION COMMITTEE, INC.


                                      By: /s/Cheryl Schaffer
                                         ---------------------------------------
                                           Cheryl Schaffer
                                           Its: Deputy Executive Director
                                                hereunto duly authorized

                                   Exhibit A

                          Floor Plans for floors 3-6.

                                  Exhibit C-2



                            Plans for the 3-6 floors

                      THIRD AMENDMENT TO LEASE FOR PREMISES

                         LOCATED AT 131 CLARENDON STREET

                              BOSTON, MASSACHUSETTS

     THIS THIRD AMENDMENT TO LEASE is made as of the [illegible] day of January, 1993 by and between JOHN HANCOCK MUTUAL LIFE INSURANCE
COMPANY, a Massachusetts corporation (hereinafter "Lessor"), with an address do Hancock Realty Investors Incorporated, 200 Berkeley Street, 19th Floor, Boston, Massachusetts 02117, and AIDS ACTION COMMITTEE, INC., a Massachusetts corporation (hereinafter "Lessee"), with an address at 131 Clarendon Street, Boston, Massachusetts 02116.

                                   WITNESSETH:

     WHEREAS, Lessor and Lessee entered into a lease dated June 30, 1988 (the "Original Lease") for certain premises located at 131 Clarendon Street, Boston, Massachusetts, more particularly described in the Original Lease (the "Leased Premises"); and

     WHEREAS, Lessor and Lessee amended the Original Lease by a First Amendment To Lease dated June 29, 1988 (the "First Amendment") and a Second Amendment To Lease dated January 6, 1992 (the "Second Amendment") (the Original Lease, as amended by the First and Second Amendments is hereinafter referred to as the "Lease"); and

     WHEREAS, Lessor and Lessee desire to further amend the Lease to expand the Leased Premises and to make certain improvements to the expanded Leased Premises.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby amend the Lease effective February 1, 1993 as follows:

     1. Section 2, PREMISES, is deleted in its entirety and the following shall be inserted in its place: "("Leased Premises"): That portion of 131 Clarendon Street, Boston, Massachusetts consisting of the portion of the third floor shown as Suites 2, 3, 4, 5, and 6, the entire fourth floor, the entire fifth floor, the entire sixth floor, and a portion of the seventh floor, and containing approximately 28,330 rentable square feet as shown on the attached Exhibit A and commonly known and numbered as 131 Clarendon Street, Boston, Massachusetts 02116, together with the right to use in common, with others entitled thereto, the alleys, loading docks, sidewalks, lobbies, hallways, stairways, and passenger and freight elevators necessary for access to said Leased Premises, and lavatories nearest thereto."

     2. Item 3 in the Second Amendment To Lease is deleted in its entirety and the following shall be inserted in its place: "Effective September 1, 1991, Fixed Rent shall be Three Hundred Ninety-Four Thousand Nine Hundred Fifty and 00/100 ($394,950.00) Dollars per year, payable in advance in monthly installments of Thirty-Two Thousand Nine Hundred Twelve and 50/100 ($32,912.50) Dollars. Effective February 1, 1993, Fixed Rent shall be Four Hundred

Twenty-Four Thousand Nine Hundred Fifty and 00/100 ($424,950.00) Dollars per year, payable in advance in monthly installments of Thirty-Five Thousand Four Hundred Twelve and 50/100 ($35,412.50) Dollars Effective September 1, 1993, Fixed Rent shall be Four Hundred Fifty-Three Thousand Two Hundred Eighty and 00/100 ($453,280.00) Dollars per year, payable in advance in monthly installments of Thirty-Seven Thousand Seven Hundred Seventy-Three and 33/100 ($37,773.33) Dollars. Effective September 1, 1994, Fixed Rent shall be Four Hundred Eighty-One Thousand Six Hundred Ten and 00/l00 ($481,610.00) Dollars per year, payable in advance in monthly installments of Forty Thousand One Hundred Thirty-Four and 17/100 ($40,134.17) Dollars. Effective September 1, 1995, Fixed Rent shall be Five Hundred Nine Thousand Nine Hundred Forty and 00/100 ($509,940.00) Dollars per year, payable in advance in monthly installments of Forty-Two Thousand Four Hundred Ninety-Five and 00/100 ($42,495.00) Dollars. Effective September 1, 1996, Fixed Rent shall be Five Hundred Thirty-Eight Thousand Two Hundred Seventy and 00/1 00 ($538,270.00) Dollars per year, payable in advance in monthly installments of Forty-Four Thousand Eight Hundred Fifty-Five and 83/100 ($44,855.83) Dollars. Effective September 1, 1997, Fixed Rent shall be Five Hundred Sixty-Six Thousand Six Hundred and 00/100 ($566,600.00) Dollars per year, payable in advance in monthly installments of Forty-Seven Thousand Two Hundred Sixteen and 67/100 ($47,216.67) Dollars. Not withstanding the foregoing, provided no default by Lessee remains uncured beyond any applicable grace or cure period, no monthly installment of Fixed Rent shall be due on May 1, 1992, June 1, 1992 and May 1, 1993. In addition, Lessee shall receive a rent abatement of Two Thousand Five Hundred and 00/100 ($2,500.00) Dollars per month for the months of February, March, and April, 1993."

     3. Section 6.1, RENT ADJUSTMENT is amended by adding the following language at the end of the paragraph: "Effective February l, 1993, Lessee's operating expense base year for the Leased Premises on the seventh floor shall be Calendar Year 1992, and Lessee's proportionate share of the increase in operating expenses is 3.27%, calculated as follows: 2,000 rentable square feet on the seventh floor of the Leased Premises divided by 61,110 rentable square feet in the Building."

     4. Section 6.4, RENT ADJUSTMENT is amended by adding the following language at the end of the paragraph: "Effective February 1, 1993, Lessee's real estate tax base year for the Leased Premises on the seventh floor shall be Fiscal Year 1993, and Lessee's proportionate share of the increase in real estate taxes is 3.27%, calculated as follows: 2,000 rentable square feet on the seventh floor of the Leased Premises divided by 61,110 rentable square feet in the Building.

     5. In Item 9 in the Second Amendment To Lease, the second and fourth sentences are deleted in their entirety and the following shall be inserted in their place: "Annual Fixed Rent during such extension term shall be "Fair Market Rent," which shall be the product of 28,330 rentable square feet and the annual fair market rent per rentable square foot for comparable premises in comparable areas of Boston, Massachusetts for a five-year term commencing September 1, 1998 under the terms of this Lease. Lessee shall, during the extension term, pay its proportionate share (currently 46.36%) of any increase in Lessor's Operating Expenses and its proportionate share (currently 46.36%) of any increase in Real Estate Taxes, in either case over the base year then being quoted for leases in such premises in such areas."

     6. Section 34, IMPROVEMENT ALLOWANCE, shall be revised by adding the following paragraph at the end of this Section: "Lessor shall provide Lessee with an improvement allowance not to exceed $20,000.00 for Lessee's alterations and improvements to the Leased Premises on the seventh floor, including general conditions and overhead, in accordance with plans which shall be submitted by Lessee for Lessor's approval. Lessee's improvement allowance excludes costs for electrical lighting and HVAC modifications which shall be performed by Lessor."

     7. Exhibit A, LEASED PREMISES, is deleted in its entirety and replaced with a new Exhibit A attached hereto.

     8. Except as herein amended, the Lease is hereby ratified and confirmed and shall remain in full force and effect, and all of the terms of the Lease are incorporated herein.

     EXECUTED, under seal as of the day and year first written.

                                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


                                  By:  Hancock Realty Investors Incorporated


                                  By: /s/ Anne L. Pierrera
                                     -------------------------------------------
                                     Anne L. Pierrera
                                     Its:  Investment Officer

                                  AIDS ACTION COMMITTEE, INC.


                                   By: /s/ Cheryl Schaffer
                                     -------------------------------------------
                                     Cheryl Schaffer
                                     Its:  Deputy Executive Director
                                           hereunto duly authorized

                                   Exhibit A
                           Floor plans for floors 3-7

                     FOURTH AMENDMENT TO LEASE FOR PREMISES

                         LOCATED AT 131 CLARENDON STREET

                              BOSTON, MASSACHUSETTS

     THIS FOURTH AMENDMENT TO LEASE is made as of the 9th day of June, 1994 by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (hereinafter "Lessor"), with an address do The Real Estate Investment Group, 200 Berkeley Street, 19th Floor, Boston, Massachusetts 02117, and AIDS ACTION COMMITTEE, INC., a Massachusetts corporation (hereinafter "Lessee"), with an address at 131 Clarendon Street, Boston, Massachusetts 02116.

                                   WITNESSETH:

     WHEREAS, Lessor and Lessee entered into a lease dated June 30, 1988 (the "Original Lease") for certain premises located at 131 Clarendon Street, Boston, Massachusetts, more particularly described in the Original Lease (the "Leased Premises"); and

     WHEREAS, Lessor and Lessee amended the Original Lease by a First Amendment To Lease dated June 29, 1988 (the "First Amendment"), a Second Amendment To Lease dated January 6, 1992 (the "Second Amendment") and a Third Amendment to Lease dated January 11, 1993 (the "Third Amendment") (the Original Lease, as amended by the First, Second and Third Amendments is hereinafter referred to as the "Lease"); and

     WHEREAS, Lessor and Lessee desire to further amend the Lease to expand the Leased Premises.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby amend the Lease effective July 1, 1994 as follows:

     1. Section2, PREMISES, is deleted in its entirety and the following shall be inserted in its place: "("Leased Premises"): That portion of 131 Clarendon Street, Boston, Massachusetts consisting of the entire third floor, the entire fourth floor, the entire fifth floor, the entire sixth floor, and a portion of the seventh floor, and containing approximately 30,160 rentable square feet as shown on the attached Exhibit A and commonly known and numbered as 131 Clarendon Street, Boston, Massachusetts 02116, together with the right to use in common, with others entitled thereto, the alleys, loading docks, sidewalks, lobbies, hallways, stairways, and passenger and freight elevators. necessary for access to said Leased Premises, and lavatories nearest thereto."

     2. In Item 2 in the Third Amendment To Lease, the fourth, fifth, sixth and seventh sentences are deleted in their entirety and the following shall be inserted in their place: "Effective July 1, 1994, Fixed Rent shall be Four Hundred Eighty-Two Thousand Five Hundred Sixty and 00/1 00 ($482,560.00) Dollars per year, payable in advance in monthly installments of Forty Thousand Two Hundred Thirteen and 33/100 ($40,213.33) Dollars. Effective September 1, 1994, Fixed Rent shall be Five Hundred Twelve Thousand Seven Hundred Twenty and 00/100 ($512,720.00) Dollars per year, payable in advance in monthly installments of Forty-Two Thousand Seven Hundred Twenty-Six and 67/100 ($42,726.67) Dollars. Effective September 1, 1995, Fixed Rent shall be Five Hundred Forty-Two Thousand Eight Hundred Eighty and 00/100 ($542,880.00) Dollars per year, payable in advance in monthly installments of Forty-Five Thousand Two Hundred Forty and 00/100 ($45,240.00) Dollars. Effective September 1, 1996, Fixed Rent shall be Five Hundred Seventy-Three Thousand Forty and 00/1 00 ($573,040.00) Dollars per year, payable in advance in monthly installments of Forty-Seven Thousand Seven Hundred Fifty-Three and 33/1 00 ($47,753.33) Dollars. Effective September 1, 1997, Fixed Rent shall be Six Hundred Three Thousand Two Hundred and 00/100 ($603,200.00) Dollars per year, payable in monthly installments of Fifty Thousand Two Hundred Sixty-Six and 67/1 00 ($50,266.67) Dollars. Notwithstanding the foregoing, provided no default by Lessee remains uncured beyond any applicable grace or cure period, Lessee shall receive a rent-abatement of Two Thousand Four Hundred Forty and 00/100 ($2,440.00) Dollars per month for the months of July and August 1994, and a rent abatement of Two Thousand Five Hundred Ninety-Two and 50/1 00 ($2,592.50) for the month of September 1994."

     3. Section 6.1, RENT ADJUSTMENT, is amended by adding the following language at the end of the paragraph: "Effective July 1, 1994, Lessee's operating expense base year for 1,830 rentable square feet of the Leased Premises on the third floor shall be Calendar Year 1993, and Lessee's proportionate share of the increase in operating expenses is 3%, calculated as follows: 1,830 rentable square feet on the third floor of the Leased Premises divided by 61,110 rentable square feet in the Building."

     4. Section 6.4, RENT ADJUSTMENT, is amended by adding the following language at the end of the paragraph: "Effective July 1, 1994, Lessee's real estate tax base year for 1,830 rentable square feet of the Leased Premises on the third floor shall be Fiscal Year 1994, and Lessee's proportionate share of the increase in real estate taxes is 3%, calculated as follows: 1,830 rentable square feet on the third floor of the Leased Premises divided by 61,110 rentable square feet in the Building.

     5. Item 5 in the Third Amendment To Lease is deleted in its entirety and the following shall be inserted in its place: "Annual Fixed Rent during such extension shall be "Fair Market Rent," which shall be the product of 30,160 rentable square feet and the annual fair market rent per-rentable square foot for comparable remises in comparable areas of Boston, Massachusetts for a five-year term commencing September 1, 1998 under the terms of this Lease. Lessee shall, during the extension term, pay its proportionate share (currently 49.35%) of any increase in Lessor's Operating Expenses and its proportionate share (currently 49.35%) of any increase in Real Estate Taxes, in either case over the base year then being quoted for leases in such premises in such areas."

     6. Exhibit A, LEASED PREMISES, is deleted in its entirety and replaced with a new Exhibit A attached hereto.

     7. Except as herein amended, the Lease is hereby ratified and confirmed and shall remain in full force and effect, and all of the terms of the Lease are incorporated herein.

     EXECUTED, under seal as of the day and year first written.

                                      JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                                      By: The Real Estate Investment Group


                                      By: /s/ Carl  J. Hohmann
                                         ---------------------------------------
                                         Carl J. Hohmann
                                         Its:  Investment Officer



                                      AIDS ACTION COMMITTEE, INC.


                                      By: /s/ Cheryl Schaffer
                                         ---------------------------------------
                                         Cheryl Schaffer
                                         Its:  Deputy Executive Director
                                               hereunto duly authorized

                                   Exhibit A
                           Floor Plans of floors 3-7.

                      FIFTH AMENDMENT TO LEASE FOR PREMISES

                         LOCATED AT 131 CLARENDON STREET

                              BOSTON, MASSACHUSETTS

     THIS FIFTH AMENDMENT TO LEASE is made as of the 2nd day of December, 1997 by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (hereinafter "Lessor"), with an address c/a The Real Estate Investment Group, 200 Clarendon Street, T-53, Boston, Massachusetts 02117, and AIDS ACTION COMMITTEE OF MASSACHUSETTS, INC., a Massachusetts corporation (hereinafter "Lessee"), with an address at 131 Clarendon Street, Boston, Massachusetts 02116.

                                   WITNESSETH:

     WHEREAS, Lessor and Lessee entered into a lease dated June 30, 1988 (the "Original Lease") for certain premises located at 131 Clarendon Street, Boston, Massachusetts, more particularly described in the Origin Lease (the "Leased Premises"); and

     WHEREAS, Lessor and Lessee amended the Original Lease by a First Amendment to Lease dated June 29, 1988 (the "First Amendment"), a Second Amendment to Lease DATED January 6, 1992 (the "Second Amendment"), a Third Amendment to Lease dated January 11, 1993 (the "Third Amendment") and a Fourth Amendment to Lease dated June 9, 1994 (the "Fourth Amendment"), (the Original Lease, as amended by the First, Second, Third and Fourth Amendments is hereinafter referred to as the "Lease"); and

     WHEREAS, Lessor and Lessee desire to further amend the Lease to extend the Term for five (5) additional years, to downsize the Leased Premises, and to make certain improvements to the Leased Premises.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby amend the Lease effective September 1, 1998 as follows:

     1. Section 2, Premises, is deleted in its entirety and the following shall be inserted in its place: ("Leased Premises"): That portion of 131 Clarendon Street, Boston, Massachusetts consisting of the entire third floor, the entire fourth floor, the entire fifth floor and the entire sixth floor and containing approximately 28,160 rentable square feet as shown on the attached EXHIBIT A and commonly known and numbered as 131 Clarendon Street, Boston, Massachusetts 02116, together with the right to use in common, with others entitled thereto, the alleys, loading docks, sidewalks, lobbies, hallways, stairways, and passenger and freight elevators necessary far access to said Leased Premises, and lavatories nearest thereto."

     2. Item 2 in the Second Amendment to Lease is deleted in its entirety and the following shall be inserted in its place: The term of the Lease shall be for five (5) years commencing on September 1, 1998 and ending on August 31, 2003."

     3. Item 2 in the Fourth Amendment To Lease is deleted in its entirety and the following shall be inserted in its place: "Effective September 1,1998, Fixed Rent shall be Five Hundred Ninety-One Thousand Three Hundred Sixty and 00/100 ($591,360.00) Dollars per year, payable in advance in monthly installments of Forty-Nine Thousand Two Hundred Eighty and 00/100 ($49,280.00)Dollars. Effective September 1, 1999, Fixed Rent shall be Six Hundred Nineteen Thousand Five Hundred Twenty and 00/100 ($619,520.00) Dollars per year, payable in advance in monthly installments of Fifty-One Thousand Six Hundred Twenty-Six and 67/100 ($51,626.67) Dollars. Effective September 4, 2000, Fixed Rent shall be Six Hundred Forty-Seven Thousand Six Hundred Eighty and 00/100 ($647,680.00) Dollars per year, payable in advance in monthly installments of Fifty-Three Thousand Nine Hundred Seventy-Three and 33/100 ($53,973.33) Dollars. Effective September 1, 2001, Fixed Rent shall be Six Hundred Seventy-Five Thousand Eight Hundred Forty and 00/100 ($675,840.00) Dollars per year, payable in advance in monthly installments of Fifty-Six Thousand Three Hundred Twenty and 00/100 ($56,320.00) Dollars. Effective September 1, 2002, Fixed Rent shall be Seven Hundred Four Thousand and 001100 ($704,000.00) Dollars per year, payable in advance in monthly installments of Fifty-Eight Thousand Six Hundred Sixty-Six and 67/100 ($58,666.67) Dollars."

     4. Section 6.1, RENT ADJUSTMENT is amended by adding the following language at the end of the paragraph: "Effective September 1, 1998, Lessee's operating expense base year for the Leased Premises shall be Calendar Year 1998, and Lessee's proportionate share of the increase in operating expenses is 46.08%, calculated as follows: 28,160 rentable square feet in the Leased Premises divided by 61,110 rentable square feet in the Building."

     5. Section 6.4, RENT ADJUSTMENT, is amended by adding the following language at the end of the paragraph: "Effective September 1,1998, Lessee's real estate tax base year for the Leased Premises shall be Fiscal Tax Year 1999, and Lessee's proportionate share of the increase in real estate taxes is 46.08%, calculated as follows: 28,160 rentable square feet in the LEASED Premises divided by 61,110 rentable square feet in the Building.

     6. Section 33, OPTION TO EXTEND. Item 9 in the Second Amendment to Lease,
Item 5 in the Third Amendment to Lease, and Item 5 in the Fourth Amendment to Lease are deleted in their entirety.

     7. Section 34, IMPROVEMENT ALLOWANCE. Item 10 in the Second Amendment to Lease and Item 6 in the Third Amendment to Lease are deleted in their entirety.

     8. Lessor and Lessee represent and warrant to each other that they have dealt only with Meredith & Grew, Inc. ("Lessor's Broker") and Spaulding & Slye "Lessee's Broker") in the negotiation of this Fifth Amendment, Each party agrees to defend, indemnify and hold the other party harmless from and against any claim, liability, cost or expense siting from a breach of the foregoing representation. Lessor shall make payment of the brokerage fee due to Lessor's Broker pursuant to amid in accordance with a separate agreement between Lessor and Lessor's Broker. Lessee hereby agrees to indemnify and hold Lessor and Lesson agent harmless of and from any and all damages, losses, costs or expenses (including without limitation, all reasonable attorney's fees and disbursements) by reason of any claim of or liability to any other broker or other person (other than Lessor's Broker and Lessor's Broker) claiming through Lessee and arising out of or in connection with the negotiation, execution and delivery of this Fifth

Amendment Additionally, Lessee acknowledges and agrees that Lessor shall have no obligation for payment of any brokerage fee or similar compensation to any person with whom Lessee has dealt or may in the future deal with respect to leasing of any additional or expansion space in the Building or renewals or extensions of this Lease (other than Lessor's Broker or other persons with whom Lessor has dealt or with whom Lessor may deal in the future). Notwithstanding the foregoing Lessor shall pay Lessee's Broker a brokerage fee equal to $57,305.00 plus an additional fee of $27,175.00. Fifty percent (50%) of such brokerage fees shall be paid upon the execution of this Fifth Amendment, and fifty percent (50%) shall be paid upon the term commencement of this Fifth Amendment. Lessee shall reimburse Lessor the sum of $27,175.00 which shall be amortized over the term of the Lease earning a ten percent (10%) interest rate. Lessee shall pay as additional rent on account of which reimbursement the amount of $577.39 per month throughout the Lease Term.

     9. Lessor shall repair the air conditioning water leakage and shall replace the damaged ceiling tiles on the fourth and fifth floors of the Leased Premises to Lessor's and Lessee's satisfaction. Lessor shall renovate the restrooms on the fourth and sixth floors of the Leased Premises which shall include replacing the ceramic tiles, sinks, and counters, refurbishing the toilet partitions, and painting the restroom walls. Subject to causes beyond Lessor's control, Lessor shall complete such work on or before September 1, 1998.

     10. Exhibit A, LEASED PREMISES. is deleted in its entirety and replaced with a new Exhibit A attached hereto.

     11 Except as herein amended, the Lease is hereby ratified and confirmed and shall remain in full force and effect, and all of the terms of the Lease are incorporated herein.

     EXECUTED, under seal as of the day and year first written.

                                              JOHN HANCOCK MUTUAL LIFE INSURANCE
                                              COMPANY


                                              By: /s/ Anne W. Comstock
                                                 -------------------------------
                                                 Anne W. Comstock
                                                 Its:  Senior Investment Officer

                                              AIDS ACTION COMMITTEE OF
                                              MASSACHUSETTS, INC.



                                              By: /s/ Mary Ann Kowalski
                                                 -------------------------------
                                                 Mary Ann Kowalski
                                                 Director of Administration and
                                                 Human Resources

                                   Exhibit A
                                   ---------


                          Floor plans for floors 3-6.

                                    EXHIBIT B

                               FLOOR PLAN SHOWING

                               SUBLEASED PREMISES

                                 [See Attached]

                                    EXHIBIT C

                            FORM OF LETTER OF CREDIT

                                 [See Attached]

SILICON VALLEY BANK                                           APPLICATION FOR STANDBY LETTER OF CREDIT
-------------------------------------------------------------------------------------------------------
LOCATION          Santa Clara                        DATE                       12/19/00
-------------------------------------------------------------------------------------------------------
                                                                                For Bank Use Only
To:  Silicon Valley Bank                           ----------------------------------------------------
                                                     L/C No.
                                                   ---------------------------------------------------

Please issue an irrevocable standby letter of credit as shown on this application by Full Tex
Teletransmission or Express Mail.
--------------------------------------------- ---------------------------------------------------------
   For Account of (Applicant, Name and               In Favor of (Beneficiary, Name and
    Address)                                         Address)

ViaCell, Inc.                                        AIDS Action Committee, Inc.

551 Boylston Street, Suite 40                        131 Clarendon Street

Boston, MA 02116                                     Boston, MA 02116
=======================================================================================================
                                                                 Expiration Date

                                                      To expire on February 20, 2002, with
                                                             automatic renewals on a
                     $200,640.00                         year-to-year basis, but in no
                                                       event shall the Letter of Credit be
                                                          automatically renewed beyond
                                                               September 30, 2003
-------------------------------------------------------------------------------------------------------

Available by drafts at sight on you, your branch or your correspondent at your option or you may waive draft requirement. Documents required (should clearly reflect beneficiary's right or reason for drawing):

--------------------------------------------------------------------------------
                               See Attached Draft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
All documents will be sent in one-cover by airmail unless stated otherwise under Special instructions. Special Instructions:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Letter of Credit is to be automatically renewed on February 20, 2002 and on a yearly basis thereafter. But, in no event shall the Letter of Credit be automatically renewed beyond September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The opening of this credit is subject to the terms and conditions of the Standby Letter of Credit (the Agreement") on the reverse. If this application is signed by more than one person, the Agreement will be the contract of the signers both as individuals and as a group.

I have read and agree to the terms and conditions on the reverse.

--------------------------------------------------------------------------------
NAME OF APPLICANT       SIGNATURE                     TITLE
--------------------------------------------------------------------------------
    ViaCell, Inc.       /s/ Marc Beer                 Chief Executive Officer

                        -------------------------------------------------------

--------------------------------------------------------------------------------
                        SIGNATURE                     TITLE
--------------------------------------------------------------------------------
                                                      Treasurer
                        /s/ Signature on File
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              TERMS AND CONDITIONS

     1. Applicant will reimburse Silicon Valley Bank ("Banks"), on demand in U.S. Dollars, the amount required to pay each draft or instrument in connection with the Letter of Credit (the "Credit"). If the Credit is Issued in a foreign currency, applicant will pay the U.S. Dollar equivalents (as determined by Bank) of the foreign currency amounts of all drawings under the Credit. In addition to such reimbursement, Applicant will pay Bank, on demand, interest (on the amount disbursed by Bank to pay each instrument) at a per annum rate equal to Bank's Prime Rate from time to time In effect plus %. Interest shall be calculated for the actual number of days from the date of payment of the instrument to the date of reimbursement on the basis of a 360 day year. Applicant authorizes and directs Bank to debit Applicants deposit accounts with the Bank to satisfy Applicants reimbursement obligations hereunder (including any interest thereon). Any such debit shall constitute a payment on the reimbursement debt of Applicant created under this Section 1. Notwithstanding anything to the contrary herein. If. Applicants reimbursement obligations hereunder is a sublimit under an already existing loan, the time of reimbursement and the Interest rate charge shall be governed by the repayment terms under such loan to the extent that such tears are Inconsistent with the, reimbursement terms under this Application, if Applicant Is party to a Loan Agreement with Bank, the terms set forth therein (including, without limitation, any terms of the Loan Agreement or ancillary agreements relating to collateral) shall remain in full force and effect so long as Applicant owes obligations to Bank in connection with this Credit Applicant will comply with all governmental exchange regulations now or hereafter applicable to the Credit or Instruments or payments related thereto and will pay Bank, on demand, in United States currency, such amount as Bank may be required to expend on account of such regulations. Upon the occurrence of any one or more of the Events of Default described in paragraph 7 below, Applicant will pay Bank a sum equal to Bank's outstanding liability under the Credit.

     2. Applicant will pay Bank, on demand, Banks commission, interest where chargeable, and all charges, expenses (including attorneys' fees), taxes and fees paid or incurred by Bank in connection with the Credit and the enforcement of Bank's rights hereunder.

     3. Applicant agrees to hold Bank and its correspondents harmless against and reimburse it for any claim, loss, liability, cost or damage (including attorneys' fees) arising from or hi connection with the Credit if any law or regulation or the Interpretation thereof by arty court or administrative or governmental authority shall either (I) impose, modify or deem applicable any reserve, special deposit, or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, Bank or (H) impose on Bank any insurance premium or other condition regarding the Credit and the result shall be to increase the costs of issuing or maintaining the Credit over that which Bank assumed In determining its fees as provided for shove, then, upon written notice and demand by Bank, Applicant shall pay to Bank, from time to time as specified by Bank, additional amounts which shall be sufficient to compensate Bank for such increased cost.

     4. The Uniform Customs aid Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 and later revisions adhered to by Bank, shall govern the Credit Neither Bank nor Its correspondents shall be responsible for the condition, quality or delivery of the property to which the Credit or any documents purportedly relate, or the sufficiency, validity or genuineness of documents (including forgeries and fraud) or insurance any delay, default or fraud by the shipper or others In connection with the property or delay in arrival or failure to arrive of either property or documents; any delay in giving or failure to give notice of arrival or other notices; the validity or sufficiency of any endorsements; any error, omission, or delay in giving or failure to give notice of arrival or other notices; any error, omission, or delay in transmission of any messages. Any action taken, or any failure to act, by Bank or any correspondent with the Credit or the relative instruments, documents or property, if in good faith, shall be binding on Applicant and shall not place Bank or any correspondent under any liability to Applicant or others.

     5. As security for the payment or performance of any or all of Applicant's obligations and liabilities hereunder, Applicant grants Bank a security interest in the following accounts: _____________________________________________________

     6. We certify that the Board of Directors of Applicant has duly authorized the officer(s) signing below to execute and deliver this Application to Bank. We certify that the Board has authorized Applicant to borrow money from Bank, to request Bank to issue the Credit and to reimburse Bank for all amounts paid by Bank in connection with the Credit, all on terms agreed to from time to time, to grant security for all obligations owing to Bank, and to execute and deliver such documents, and take such other actions, as we necessary or appropriate in connection with the performance of this Agreement. We certify that all the resolutions authorizing the foregoing remain in full force and effect.

     7. Each of the following shall constitute an Event of Default under this Agreement (a) if Bank shall in good faith deem itself Insecure at any time; (b) if any of the obligations or liabilities of Applicant to Bank hereunder or under any other agreement between Applicant and Bank shall not be paid or performed when due; (c) if Applicant shall become insolvent (d) If a petition shall be filed by or against Applicant for arty relief under any bankruptcy laws or any law relating to the relief of debtors; or (e) if any governmental authority, receiver or court shall take possession of or exercise control over any substantial part of the property of Applicant. Upon occurrence of an Event of Default, unless Bank shall otherwise elect, any and all obligations and liabilities of Applicant to Bank, whether now existing or hereafter incurred, shall become due and payable without notice and Bank may exercise all the remedies of a secured party under Division 9 of the California Uniform Commercial Code.

By: /s/ Marc Beer CEO                      By: /s/ Mary Thistle
   -------------------------------            ---------------------------

Name:            Marc Beer                 Name:    Mary Thistle
     -----------------------------              -------------------------

Title:   Chief Executive Officer           Title:   Treasurer
      ----------------------------               ------------------------
       (President or Vice President)            (Secretary, Asst. Secretary,
                                                 CFO or Treasurer)

                LETTER OF CREDIT FACSIMILE TRANSMISSION AGREEMENT

ViaCell, Inc.

ViaCell, Inc. wants Silicon Valley Bank ("Bank") to accept and to act on any instructions in ViaCell's name that Bank receives by facsimile transmission (the "FAXed Application") about letters of credit ("LC's") including, without limitation, applications to issue or amend LC's.

Because Bank cannot verify that signatures and other information on FAXed Applications are authorized or original, Bank will accept FAXed Applications only if Client agrees as follows:

1. Bank may issue or amend LCs or otherwise act on instructions received by FAXed Applications. Client accepts all risks that FAXed Applications are not genuine, accurate or authorized.

2. Bank is not liable for damages, losses or costs of any kind (including attorney fees) from acting or refusing to act based on FAXed Applications unless Bank is guilty of gross negligence or willful misconduct.

3. ViaCell, Inc. will indemnify Bank and hold it harmless from any damages losses or costs of any kind (including attorney fees) from acting or for refusing to act based on FAXed Applications except if Bank is guilty of gross negligence or willful misconduct.

4. Either party may terminate this Agreement at any time, but each remains liable for LC's issued before the Agreement terminates.

5. California law governs this Agreement.

/s/ Marc Beer CEO
--------------------------------
ViaCell, Inc.

/s/ Mary Thistle
--------------------------------
Mary Thistle, Treasurer

           12/28/00
--------------------------------
Date

                             CERTIFICATE OF DEPOSIT

                               Authorization form

This letter is to authorize a Certificate of Deposit to be set up for VIACELL, INC.

Account Information

     Please set up this certificate of deposit for: $200,640.00.

Please take the funds from SVB account #3300210718.

Term in days 365.
             ---

INTEREST PAYMENT:  Capitalize at maturity Yes  X              No
                                              ---                ---

     Transfer at Maturity to account #3300210718

     Transfer Monthly* to account # NA
                                    --

     *For terms equal to or greater than 90 days

     Date Opened:
                 --------------------------------

     Authorized signer  /s/ Mary Thistle
                      --------------------------------------------

     Printed Name Mary Thistle, Vice President of Finance and Treasurer

     Phone Number 617-266-9255 x 133

     Contact Name Mary Thistle or Jola McGrath (Controller) x 142

Silicon Valley Bank is authorized to open this certificate of deposit for:

          Letter of Credit         X
                           ------------------

          Cash management
                          -------------------

          Trade finance
                        ---------------------

          Notes
                -----------------------------

          Other
                -----------------------------

          3rd party
                    -------------------------

                         STANDBY LETTER OF CREDIT DRAFT

IRREVOCABLE STANDBY LETTER OF CREDIT NO.  SVB00ISXXX

DATE:     December 15, 2000

BENEFICIARY:

AIDS Action Committee, Inc.
131 Clarendon Street
Boston, MA 02116

AS "LANDLORD"

APPLICANT:

ViaCell, Inc.
551 Boylston Street, Suite 40
Boston, MA 02116

AS "TENANT"

AMOUNT:  US Two Hundred thousand, six hundred and forty AND 00/100 U.S. DOLLARS)

EXPIRATION DATE:

--------------------------------------------------------------------------------
                       $200,640 through February 20, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB001 IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2. A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY ITS DESIGNATED TITLE, STATING THE FOLLOWING:

     "THE AMOUNT REPRESENTS FUNDS DUE AND OWING TO US PURSUANT TO THE TERMS OF THAT CERTAIN SUBLEASE BY AND BETWEEN AIDS ACTION COMMITTEE, INC. AS SUBLANDLORD, AND VIACELL, INC. AS SUBTENANT"

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PR1OR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU AND THE APPLICANT BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESSES THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND September 30,2003.

THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK UPON OUR RECEIPT OF THE ATTACHED "EXHIBIT A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY, WITH THE PAYMENT OF OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD 250.00).

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS PRIOR TO 10:00 A.M. CALIFORNIA TIME, ON A BUSINESS DAY AT OUR OFFICE (THE "BANKS OFFICE") AT: SILICON VALLEY BANK 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION OR BY FACSIMILE TRANSMISSION AT: (408) 654-6211 OR (408) 969-6510; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-7120 OR (408) 654-3052), ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.

PAYMENT AGAINST CONFORMING PRESENTATIONS HEREUNDER SHALL BE MADE BY BANK DURING NORMAL BUSINESS HOURS OF THE BANKS OFFICE WITHIN TWO (2) BUSINESS DAYS AFTER PRESENTATION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE UN1FORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.


--------------------------------            ------------------------------------
AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE

                                   EXHIBIT "A"

DATE:

TO:  SILICON VALLEY BANK
     3003 TASMAN DRIVE
     SANTA CLARA, CA 95054

     ATTN:     INTERNATIONAL DIVISION
               STANDBY LETTERS OF CREDIT

RE:  STANDBY LETTER OF CREDIT
     NO.       ISSUED BY
     SILICON VALLEY BANK, SANTA CLARA
     L/C AMOUNT:


GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS 'OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.



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

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.


SINCERELY,



--------------------------------
(BENEFICIARY'S NAME)


--------------------------------
SIGNATURE OF BENEFICIARY


--------------------------------
SIGNATURE AUTHENTICATED


--------------------------------
(NAME OF BANK)


--------------------------------
AUTHORIZED SIGNATURE




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

                         CORPORATE BORROWING RESOLUTION

Borrower:

ViaCell, Inc.                                              Silicon Valley Bank
554 Boylston Street, Suite 40                              3003 Tasman Drive
Boston, MA 02116                                           Santa Clara, CA 95054


     I, Michael Lytton, being the duly elected Secretary of ViaCell, Inc. (the "Company"), a Delaware corporation, hereby certify in such capacity that:

     1. The Board of Directors of the Company, at a duly called meeting of such Board of Directors held on November 15, 2000, adopted the resolutions set forth in Exhibit A attached hereto, which have not been amended or repealed in any respect since such date, and all of which remain in full force and effect as of the date hereof.

     2. The following persons are duly elected, qualified and acting officers of the Company and occupy the offices set opposite their respective names, and that the signatures set opposite their names are the true signatures of said officers:

           NAME              OFFICE                     SIGNATURE
           ----              ------                     ---------


           Marc Beer         Chief Executive Officer    /s/ Marc Beer
                                                        ------------------------

           Mary Thistle      Treasurer                  /s/ Mary Thistle
                                                        ------------------------

     IN WITNESS WHEREOF, I have signed this certificate this ______ day of December, 2000.


                                                        ------------------------
                                                        Michael Lytton
                                                        Secretary




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

                                  VIACELL, INC.

                RESOLUTIONS ADOPTED AT A MEETING OF THE BOARD OF
                         DIRECTORS ON NOVEMBER 15, 2000

APPROVAL OF CORPORATE ACCOUNTS AT FINANCIAL INSTITUTIONS

RESOLVED:             That each of the Chief Executive Officer, the Chief
                      Financial Officer or the Treasurer acting singly, be and hereby is authorized and empowered on behalf of the Company to open accounts at one or more financial
                      Institutions including but not limited to brokerage houses
                      ("FINANCIAL INSTITUTIONS"), for the investment of the Company's cash assets in securities or other property, in the name and on behalf of the Company as they may deem necessary.

FURTHER

RESOLVED:             That each of the Chief Executive Officer, the Chief
                      Financial Officer or the Treasurer, acting singly, be and hereby is authorized and empowered on behalf of the Company to establish and maintain accounts with such money market funds (the "FUNDS") as they may determine for and in the name of the Company or any of its subsidiaries.
                      Each Fund is authorized to accept at any time for the credit of this Company deposits by whomsoever made of funds in whatever form and in whatever manner endorsed.
                      Each Fund is further authorized and directed to pay or otherwise honor or apply, without inquiry and without regard to the application of the proceeds thereof, checks, telephone or wire instructions by an authorized officer of the Company for redemptions of shares held in the Company's account with such Fund, requesting that payment of the redemption proceeds be made to a bank account identified in the application form filed with respect to opening such account and other orders for the redemption of shares from such account including those drawn to the individual order of a signer, when signed or otherwise authorized by any one of the Chief Executive Officer, the Chief Financial Officer or the Treasurer.

FURTHER

RESOLVED:             That each of the Chief Executive Officer, the Chief
                      Financial Officer or the Treasurer, acting singly be and hereby is authorized and empowered, on behalf: of the Company (i) to designate and empower, from time to time, either by name or by title, those other officers and employees of the Company who shall have such authority to draw and sign checks, drafts, instruments and other order upon or with respect to such funds, securities or other property of the Company on deposit in any Financial
                      Institution or Fund, either individually or jointly, as the Chief Executive Officer, the Chief Financial Officer or the Treasurer shall prescribe provided that such designation, if for amounts over $10,000 shall be made by any two such officers and for amounts over $100,000, the Chief Executive Officer's approval shall be obtained, and
                      (ii) to impose from time to time, such limitations and conditions upon the signing authority of any such other officers or employees, as the Chief Executive Officer, a Vice President or the Treasurer in such officers discretion shall be advisable,, provided that any instructions for wire transfers of the Company's funds to any third party shall require the approval of the Chief
                      Executive Officer.

FURTHER

RESOLVED:             That this Board of Directors hereby adopts the form of any votes or resolutions required by any Financial Institution or Fund to be filed in connection with the opening and maintaining of accounts if (i) in the opinion of the Chief
                      Executive Officer, the Chief Financial Officer or the
                      Treasurer executing the same, the adoption of such votes or resolutions is necessary or desirable, and (ii) the Secretary or any Assistant Secretary evidences such adoption by inserting In the minutes of this meeting copies of such votes or resolutions, which will thereupon be deemed to be adopted by this Board of Directors with the same force and effect as if presented at this meeting.

FURTHER

RESOLVED:             That all designations of Financial Institutions of the
                      Company and any Fund of the Company heretofore given are hereby in all respects ratified and confirmed and shall continue in effect until terminated or revoked pursuant to the foregoing resolutions.

FURTHER

RESOLVED:             That the Secretary or any Assistant Secretary of the
                      Company, each acting singly, be and hereby is authorized and empowered to certify in a signed, written instrument delivered to any Financial Institution of the Company or any Fund of the Company, now or hereafter designated: (i) a copy of the foregoing resolutions, (ii) the names of the persons and/or of the corporate offices, who or which, from time to Vine, may have signing power granted pursuant to such resolutions or heretofore granted by this Board of Directors, upon any account of the Company at such Financial Institution or any money market funds account of the Company at such Fund, and (iii) a specimen of the manual signature of each person who may have signing authority upon any account of the Company at any Financial
                      Institution or Fund; each such Financial Institution and Fund is hereby authorized to rely upon the said certificates or notifications signed by the Secretary or any Assistant Secretary unless and until the same is revoked or modified by a similar certificate or notification in wilting so signed and delivered to it.

FURTHER

RESOLVED:             That the Secretary or any Assistant Secretary of the
                      Company, each acting singly, be and hereby is authorized and directed to certify in a signed, written instrument delivered to any Financial Institution or Fund of the Company now or hereafter designated: (i) as to the truth, accuracy. and completeness, of the foregoing resolutions,
                      (ii) that the provisions hereof are in conformity with the charter and by-laws of the Company and (iii) that the foregoing resolutions arid the authority thereby conferred shall remain in full force and effect until the Company officially notifies said Financial Institution or Fund to the contrary in writing and said Financial Institution or Fund may conclusively presume that such resolutions are in effect and that the persons identified from time to time as officers of the Company by certificate of the Secretary or any Assistant Secretary have been duly elected or appointed to and continue to hold such offices.

FURTHER

RESOLVED:             That any person authorized hereby to establish and
                      maintain accounts on behalf of the Company will not, and will not permit any other person to, take any action which would result in the Company becoming an "investment company" or an "affiliated company" or a "principal underwriter" of an "investment company," as such terms are defined in the Investment Company Act of 1940.

FURTHER

RESOLVED:             That all investments made on behalf of the Company shall
                      be made in accordance with the investment policy presented to the directors at this meeting.



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